SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT


           THIS SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT is executed this 30th day of January, 1998, by and among HILITE INDUSTRIES, INC., a Delaware corporation, HILITE INDUSTRIES AUTOMOTIVE, LP, a Texas limited partnership, and COMERICA BANK-TEXAS.

                                   WITNESSETH

           (The capitalized terms used in the following paragraphs shall have the meanings given such terms in Section 1 of this Agreement, unless otherwise defined in such paragraphs.)

           WHEREAS, Parent and Bank have entered into that certain Amended and Restated Secured Loan Agreement, dated as of July 21, 1995, as amended by that certain (i) First Amendment to Secured Loan Agreement, effective as of June 30, 1997, and (ii) Second Amendment to Secured Loan Agreement, dated as of August 29, 1997 (as amended, the "Existing Loan Agreement");

           WHEREAS, pursuant to a reorganization and a series of asset transfers, Partnership has succeeded to substantially all of the assets of Parent and in connection therewith Borrowers have requested that Bank permit Partnership to be added as an additional borrower, to assume, jointly and severally, all Indebtedness under the Existing Loan Agreement, and to restate the Existing Loan Agreement; and

           WHEREAS, Bank and Borrowers have agreed to amend, modify and restate the Existing Loan Agreement as set forth in this Agreement subject to the terms and conditions set forth in this Agreement;

           NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, Borrower and Bank agree as follows:

SECTION 1. DEFINITIONS

           1.1 Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

           "ACCOUNTS," "CHATTEL PAPER," "DOCUMENTS," "EQUIPMENT," "FIXTURES," "GENERAL INTANGIBLES," "GOODS," "INSTRUMENTS" AND "INVENTORY" shall have the meanings assigned to them in the UCC on the date of this Agreement.

           "ACCOUNTS RECEIVABLE" shall mean and include all Accounts, Chattel Paper and General Intangibles now owned or hereafter acquired by Borrowers and Guarantors.



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           "ACQUISITION"  shall mean the  transactions  pursuant to which Parent acquired all of the issued and outstanding capital stock of NASS, pursuant to the transactions evidenced by the Acquisition Documents.

           "ACQUISITION AGREEMENT" shall mean that certain Stock Purchase Agreement dated as of July 21, 1995, between Parent and Seller.

           "ACQUISITION DOCUMENTS" shall mean the Acquisition Agreement and the agreements, documents and instruments executed in connection therewith or contemplated thereby, and all amendments thereto.

           "AFFILIATE" shall mean, when used with respect to any person, any other person which, directly or indirectly, controls or is controlled by or is under common control with such person. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), with respect to any person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

           "AGREEMENT" shall mean this Second Amended and Restated Secured Loan Agreement, as the same may be renewed, extended, amended and restated from time to time.

           "BANK" shall mean Comerica Bank-Texas, a state banking association.

           "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as amended, or any successor act or code.

           "BORROWER" shall mean  individually,  Parent,  Partnership,  or their
successors  and  assigns,   and  collectively,   they  may  be  referred  to  as
"BORROWERS".

           "BORROWING BASE" shall mean, as of any applicable date of determination, the sum of (a) 85% of the aggregate outstanding principal balance of Borrowers' and Guarantors' Eligible Accounts, plus (b) 30% of Borrowers' and Guarantors' Eligible Raw Materials Inventory and Eligible Finished Goods
Inventory,   calculated   at  the   lesser  of  book  or  fair   market   value.
Notwithstanding the foregoing, Bank shall have the right to adjust the aforementioned percentages for advances against Eligible Accounts, Eligible Raw Materials Inventory and Eligible Finished Goods Inventory as and when Bank (in exercising its reasonable credit judgment) deems it necessary and proper to do so.

           "BORROWING BASE CERTIFICATE" shall mean a certificate in the form and content of Exhibit A to this Agreement or such other form as Bank may request, completed in all appropriate respects and executed by the chief executive or chief financial officer of each Borrower, and setting forth Borrowers' computation of the Borrowing Base as of the date of such certificate.



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           "BUSINESS DAY" shall mean any day other than a Saturday,  Sunday,  or day on which Bank is authorized to be closed under the laws of the State of Texas.

           "CASH FLOW" of any person shall mean, for any applicable period of determination, the Net Income (after deduction for income taxes and other taxes of such person determined by reference to income or profits of such person) for such period, plus, to the extent deducted in computation of such Net Income, the amount of depreciation and amortization expense, all as determined in accordance with GAAP.

           "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. ss.ss. 9601 et seq.), as amended from time to time, including, without limitation, the Superfund Amendments and Reauthorization Act ("SARA").

           "CLOSING DATE" shall mean January 30, 1998.

           "COLLATERAL" shall mean all property of Borrowers and Guarantors now or hereafter in the possession of Bank or any Affiliate of Bank (or as to which Bank or any Affiliate of Bank now or hereafter controls possession by documents or otherwise), all amounts in all deposit or other accounts (including without limitation an account evidenced by a certificate of deposit) of Borrowers and Guarantors now or hereafter with Bank or any Affiliate of Bank, all of Borrowers' and Guarantors' Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments and Inventory, wherever located and whether now owned or hereafter acquired, together with all replacements thereof, substitutions therefor, accessions thereto, and all proceeds and products of any of the foregoing, and all Real Property and additional personal property of Borrowers and Guarantors which is now or hereafter subject to a security interest, mortgage, lien, claim or other encumbrance granted by Borrowers and Guarantors to, or in favor of, Bank. Additionally, Collateral shall include the Pledged Interests.

           "CONSOLIDATED" OR "CONSOLIDATED" shall mean when used with reference to any financial term in this Agreement, the aggregate for two or more persons of the amounts signified by such term for all such persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to "consolidated" financial statements or data of any Borrower includes consolidation with its Subsidiaries in accordance with GAAP.

           "CURRENT MATURITIES OF LONG TERM DEBT" shall mean, as of any applicable date of determination, that portion of Long Term Debt that should be classified as current in accordance with GAAP.

           "DEBT" shall mean, as of any applicable date of determination, all items of indebtedness, obligation or liability of a person (other than, with respect to a Borrower, Subordinated Debt), whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP.

           "DEED OF TRUST" shall mean, collectively, (i) that certain deed of trust and security agreement with assignment of rents, dated October 28, 1992, executed by Parent in favor of


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Bank,  pursuant to which Parent  granted Bank a first  priority lien on the Real
Property described therein (as modified, the "Parent Deed of Trust") and (ii) that certain mortgage and security agreement with assignment of rents, dated as of July 21, 1995, executed by NASS in favor of Bank pursuant to which NASS grants Bank a first priority lien on the Real Property described therein (as modified, the "NASS Deed of Trust").

           "DEFAULT" shall mean a condition or event which, with the giving of notice or the passage of time, or both, would become an Event of Default.

           "DISBURSEMENT DATE" shall mean each date upon which Bank makes a loan to Borrowers under Section 2.1 of this Agreement.

           "ELIGIBLE ACCOUNTS" shall mean those Accounts of Borrowers and Guarantors for which each of the representations and warranties in Section 5.16 of this Agreement are true and which has been represented by each Borrower to be an Eligible Account on a Borrowing Base Certificate.

           "ELIGIBLE FINISHED GOODS INVENTORY" shall mean that portion of Borrowers' and Guarantors' Inventory which is comprised of finished goods or returned and repossessed goods for which each of the representations and warranties in Section 5.17 of this Agreement are true, and which has been represented by each Borrower to be an item of Eligible Finished Goods Inventory on a Borrowing Base Certificate.

           "ELIGIBLE RAW MATERIALS INVENTORY" shall mean that portion of Borrowers' and Guarantors' Inventory which is comprised of raw materials for which each of the representations and warranties in Section 5.17 of this Agreement are true, and which has been represented by each Borrower to be an item of Eligible Raw Materials Inventory.

           "ENVIRONMENTAL LAW" shall mean any federal, state or local law, statute, ordinance, judgment, rule or regulation (a) pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Real Property, including, but not limited to, CERCLA, SARA and RCRA; or (b) governing the use, storage, treatment, handling, manufacture, transportation or disposal of Hazardous Substances.

           "EQUIPMENT  ACQUISITION  LOAN"  shall mean a term loan  described  in
Section 2.2.2 of this Agreement.

           "EQUIPMENT ACQUISITION NOTE" shall mean a promissory note conforming to Section 2.2.2 of this Agreement and in the form and content of Exhibit D to this Agreement.

           "EQUIPMENT LOAN" shall mean the term loan described in Section 2.2.1 of this Agreement.

           "EQUIPMENT  NOTE" shall mean a promissory  note conforming to Section
2.2.1 of this Agreement and in the form and content of Exhibit E to this Agreement.


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           "ERISA"  shall mean the Employee  Retirement  Income  Security Act of
1974, as amended, or any successor act or code.

           "EVENT OF DEFAULT" shall mean any of those conditions or events listed in Section 9.1 of this Agreement.

           "FINANCIAL STATEMENTS" shall mean all those balance sheets, earnings statements and other financial data (whether of Borrowers, Guarantors, any of their Subsidiaries, or otherwise) which have been furnished to Bank for the purposes of, or in connection with, this Agreement and the transactions contemplated hereby.

           "FINANCING STATEMENTS" shall mean financing statements describing Bank as secured party and a Borrower and/or a Guarantor as debtor covering the Collateral and otherwise in such form, for filing in such jurisdictions and with such filing offices, as Bank shall reasonably deem necessary or advisable.

           "GAAP" shall mean, as of any applicable date of determination, generally accepted accounting principles consistently applied.

           "GUARANTOR"   shall  mean   individually,   NASS,  HTX  or  HDE,  and
collectively, they may be referred to as "GUARANTORS".

           "GUARANTY" shall mean (i) an Amended and Restated Guaranty executed by NASS in favor of Bank and (ii) a Guaranty executed by HTX and HDE each in favor of Bank, in form and content of Exhibit H to this Agreement, as amended, restated, or modified from time to time.

           "HAZARDOUS SUBSTANCE" shall mean one or more of the following substances:

                      (a) those  substances  included  within the definitions of
           (i) "hazardous substances", "hazardous materials" or "toxic substances", in CERCLA, SARA, RCRA, Toxic Substances Control Act, Federal Insecticide, Fungicide and Rodenticide Act and the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801 et seq.), or
           (ii) "solid waste", as defined under the Texas Solid Waste Disposal Act;

                      (b) such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are or become classified as hazardous or toxic under federal, state, or local laws or regulations; and

                      (c) any material, waste or substance which is: (i) asbestos; (ii) polychlorinated biphenyls; (iii) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251 et seq. (33 U.S.C. ss. 1321) or listed pursuant to Section 307 of the Clean Water Act 33 U.S.C. ss. 1317);
           (iv) explosives; (v) radioactive materials; or (vi) petroleum, petroleum products or any fraction thereof.



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           "HDE"  shall  mean  Hilite  Industries-Delaware,   Inc.,  a  Delaware
corporation.

           "HTX"  shall  mean   Hilite   Industries-Texas,   Inc.,   a  Delaware
corporation.

           "INDEBTEDNESS" shall mean all loans, advances, indebtedness, obligations and liabilities of Borrowers to Bank under this Agreement, together with all other indebtedness, obligations and liabilities whatsoever of Borrowers to Bank, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

           "LEGAL RATE" shall mean the maximum rate of nonusurious interest permitted to be paid by Borrowers or received by Bank with respect to the Indebtedness from time to time under applicable state or federal law as now or as may be hereafter in effect.

           "LIBOR RATE" shall have the same meaning assigned thereto in the Notes.

           "LOAN DOCUMENTS" shall mean (a) this Agreement, (b) the Security Agreements, Pledge Agreements, and the Notes and any and all other notes, mortgages, deeds of trust, security agreements, pledge agreements, financing statements and other agreements, documents and instruments ever delivered pursuant to or in connection with this Agreement, and (c) all future renewals, extensions, or restatements of, or amendments, modifications or supplements to, all or any part of the foregoing.

           "LOANS" shall mean the Revolving Loans and the Term Loans.

           "LONG TERM DEBT" shall mean, as of any applicable date of determination, all Debt of a Borrower (other than Subordinated Debt and the outstanding principal balance of all Revolving Loans) which should be classified as "funded indebtedness" or "long term indebtedness" on a balance sheet of such Borrower prepared as of such date in accordance with GAAP.

           "NASS" shall mean North American Spring & Stamping Corp. (Delaware), a Delaware corporation.

           "NET INCOME" shall mean the net income (or loss) of a person for any period determined in accordance with GAAP but excluding in any event:

                      (a) any gains on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account on any excluded losses; and

                      (b) in the case of Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

           "NOTES" shall mean the Revolving Credit Note and the Term Notes.


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           "PARENT" shall mean Hilite Industries, Inc., a Delaware corporation.

           "PARTNERSHIP" shall mean Hilite Industries Automotive, LP, a Texas limited partnership.

           "PBGC" shall mean the Pension Benefit Guaranty Corporation or any person succeeding to the present powers and functions of the Pension Benefit Guaranty Corporation.

           "PERMITTED LIENS" shall mean:

                      (a) liens and encumbrances in favor of Bank;

                      (b) liens for taxes, assessments or other governmental charges incurred in the ordinary course of business and for which no interest, late charge or penalty is attaching or which are being contested in good faith by appropriate proceedings and, if requested by Bank, bonded in an amount and manner satisfactory to Bank;

                      (c)  liens,   not   delinquent,   created  by  statute  in
           connection with worker's compensation, unemployment insurance, social security and similar statutory obligations;

                      (d) liens of mechanics, materialmen, carriers, warehousemen or other like statutory or common law liens securing obligations incurred in good faith in the ordinary course of business that are not yet due and payable;

                      (e) encumbrances consisting of existing or future zoning restrictions, existing recorded rights-of-way, existing recorded easements, existing recorded private restrictions or existing or future public restrictions on the use of real property, none of which materially impairs the use of such property in the operation of the business for which it is used and none of which is violated in any material respect by any existing or proposed structure or land use;

                      (f) existing liens described on Schedule 5.5 attached to this Agreement; and

                      (g) liens securing indebtedness related to acquisitions permitted by Section 7.11 of this Agreement.

           "PERSON" OR "PERSON" shall mean any individual, corporation, partnership, joint venture, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

           "PLEDGE AGREEMENT" shall mean a pledge agreement or pledge agreements in form and substance satisfactory to the Bank pursuant to which all of the Pledged Interests are pledged to Bank as security for the Indebtedness.

           "PLEDGED INTERESTS" shall mean at any time (i) all of the capital stock in NASS, HDE, and HTX, and (ii) all of the general and limited partnership interests in Partnership.


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           "PRIME  RATE" shall mean that annual rate of interest  designated  by the Bank as its prime rate, which rate may not be the lowest rate of interest charged by Bank to any of its customers, and which rate is changed by Bank from time to time.

           "PUT DATE" shall have the meaning specified in the Real Estate Note.

           "RCRA" shall mean the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sections 6901, et seq.), as amended from time to time.

           "REAL  ESTATE  LOAN"  shall mean the term loan  described  in Section
2.2.3 of this Agreement.

           "REAL ESTATE NOTE" shall mean that certain promissory note described in Section 2.2.3 of this Agreement.

           "REAL PROPERTY" shall mean all real property, wherever located, now or hereafter owned or occupied by Borrowers and/or Guarantors or in which Borrowers and/or Guarantors now or hereafter have any rights, title or interest.

           "RESTRUCTURING" shall mean the transactions pursuant to which (i) ultimately, Partnership will succeed to substantially all of the assets of Parent, and (ii) HTX, a wholly-owned subsidiary of Parent would own, as sole general partner, a one percent (1%) interest in Partnership; and (iii) HDE, a wholly-owned subsidiary of HTX, would own, as sole limited partner, a ninety-nine percent (99%) interest in Partnership.

           "RESTRUCTURING DOCUMENTS" shall mean any agreements, documents and instruments executed in connection with the Restructuring, as the same may be renewed, amended and restated from time to time.

           "REVOLVING CREDIT COMMITMENT AMOUNT" shall mean from period beginning from the date hereof and continuing until the Termination Date, $12000000; provided, however, that if Borrowers reduce the Revolving Credit Commitment Amount from time to time under Section 2.1.5 of this Agreement, the Revolving Credit Commitment Amount shall be deemed to be such lesser amount.

           "REVOLVING  CREDIT NOTE" shall mean a promissory  note  conforming to
Section 2.1.2 of this Agreement and in the form and content of Exhibit C to this Agreement.

           "REVOLVING LOAN" shall mean an advance made by Bank to Borrowers under Section 2.1 of this Agreement on a Disbursement Date.

           "SECURITY AGREEMENTS" shall mean (i) that certain Security Agreement (Inventory and Accounts Receivable) dated July 21, 1995, executed by NASS in favor of Bank, as amended by that certain First Amendment to Security Agreement (Inventory and Accounts Receivable) dated as of the date hereof, (ii) that certain Security Agreement (Equipment) dated July 21, 1995,


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executed by NASS in favor of Bank, as amended by that certain First Amendment to
Security Agreement (Equipment), dated as of the date hereof, (iii) that certain Security Agreement (Inventory and Accounts Receivable), dated December 21, 1990, executed by Parent in favor of Bank, as amended by the First Amendment to Security Agreement (Inventory and Accounts Receivable) dated August 25, 1995,
and  the  Second  Amendment  to  Security  Agreement   (Inventory  and  Accounts
Receivable) dated as of the date hereof, (iv) that certain Security Agreement (Equipment), dated December 21, 1990, executed by Parent in favor of Bank, as amended by the First Amendment to Security Agreement (Equipment) dated August 25, 1995, and the Second Amendment to Security Agreement (Equipment) dated as of the date hereof, (v) that certain Patent Security Agreement, dated December 21, 1990, executed by Parent in favor of Bank and recorded on March 22, 1991 by the Acquisition Division of the U.S. Patent and Trademark Office on Reel 5640, Frame 166, (vi) that certain Trademark Security Agreement dated December 21, 1990, executed by Parent in favor of Bank, (vii) that certain Security Agreement (Inventory and Accounts Receivable), dated as of the date hereof, executed by Partnership in favor of Bank and (viii) that certain Security Agreement (Equipment), dated as of the date hereof, executed by Partnership in favor of Bank.

           "SELLER"  shall  mean,   collectively,   Michael  L.  McKee,   Donald
Degenhardt and Robert Johnson.

           "SUBORDINATED  DEBT" shall mean  indebtedness  of a Borrower to third
parties  which  has  been  subordinated  to  the  Indebtedness   pursuant  to  a
subordination agreement in form and content satisfactory to Bank.

           "SUBORDINATED NOTE" shall mean that certain subordinated note, executed by Parent and payable to the order of Seller making all present and future indebtedness of Parent to Seller subordinate to the Indebtedness and in form and substance satisfactory to Bank.

           "SUBSIDIARY" shall mean any corporation (whether now existing or hereafter organized or acquired) in which more than fifty percent (50%) of the outstanding securities having ordinary voting power for the election of directors, as of any applicable date of determination, shall be owned directly, or indirectly through one or more Subsidiaries, by a Borrower or a Guarantor.

           "TANGIBLE EFFECTIVE NET WORTH" shall mean, as of any applicable date of determination, Tangible Net Worth plus Subordinated Debt.

           "TANGIBLE NET WORTH" shall mean, as of any applicable date of determination, the excess of (a) the net book value of all assets of a person (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and similar intangible assets) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over (b) all Debt of such person.



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           "TAX  REFUNDS"  shall mean refunds or claims for refunds of any taxes at any time paid by a Borrower to the United States of America or any state, city, county or other governmental entity.

           "TELEPHONE NOTICE AUTHORIZATION" shall mean, collectively, (i) that certain Telephone Notice Authorization, dated December 21, 1990, executed by Parent, (ii) that certain Telephone Notice Authorization dated July 21, 1995, executed by Parent and (iii) a Telephone Notice Authorization, dated the date hereof, executed by Borrowers, in the form and content of Exhibit G to this Agreement authorizing telephone notice of borrowing and establishing a codeword system of identification in connection therewith.

           "TERM  LOANS"  shall  mean  the  Equipment   Acquisition  Loans,  the
Equipment Loan and the Real Estate Loan.

           "TERM  NOTES"  shall  mean  the  Equipment   Acquisition  Notes,  the
Equipment Note and the Real Estate Note.

           "TERMINATION DATE" shall mean the earlier of (a) July 21, 1999 or, if this Agreement is extended pursuant to Section 2.11, the last day of any such extended term; (b) the date on which Bank's commitment to make Revolving Loans and Equipment Acquisition Loans is terminated by Borrower pursuant to Section 2.1.5; or (c) the date on which Bank's commitment to make Revolving Loans and Equipment Acquisition Loans is terminated pursuant to Section 9.2.

           "UCC" shall mean the Uniform Commercial Code as adopted and in force in the State of Texas, as from time to time amended.

           1.2 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

           1.3 Singular and Plural. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.

SECTION 2. CREDIT FACILITIES, INTEREST AND FEES

           2.1        Revolving Loans.

                      2.1.1 Revolving Credit Commitment. Subject to the terms and conditions of this Agreement, Bank agrees to make loans to Borrowers on a revolving basis in such amount as Borrowers shall request pursuant to this
Section 2.1 at any time from the date of this Agreement until the Termination Date, up to an aggregate principal amount outstanding at any time not to exceed the lesser of (i) the Revolving Credit Commitment Amount or (ii) the Borrowing Base.

                      2.1.2 Revolving Credit Note. The Revolving Loans shall be evidenced by the Revolving Credit Note, executed by Borrowers, dated the date of this Agreement, payable to


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Bank on the Termination Date (unless sooner accelerated pursuant to the terms of this Agreement), and in the principal amount of the original Revolving Credit Commitment Amount. The Revolving Loans shall bear interest in accordance with the terms of the Revolving Credit Note and shall be secured by the Collateral.

                      2.1.3 Notice. Borrowers may by telephone give Bank notice of Borrowers' desire for a Revolving Loan no later than 2:00 p.m. Dallas, Texas time in order to have the date of notice be the Disbursement Date, otherwise the following Business Day shall be the Disbursement Date. Such notice shall specify the principal amount of the proposed advance for such Revolving Loan. Prior to such telephone notice, Borrowers shall have executed and delivered to Bank a Telephone Notice Authorization.

                      2.1.4 Bank Obligations. Bank agrees to make the Revolving Loan on each Disbursement Date established by notice to Bank from Borrowers conforming to the requirements of Section 2.1.3 by crediting the deposit account of Borrowers with Bank specified in the Telephone Notice Authorization in the amount of such Revolving Loan; provided, however that Bank shall not be obligated to do so if:

                      (a) any of the conditions precedent set forth in Section 4 of this Agreement shall not have been satisfied or waived by Bank in accordance with Section 10.3 of this Agreement, or

                      (b) such proposed Revolving Loan would cause the aggregate unpaid principal amount of the Revolving Loans outstanding under this Agreement to exceed the lesser of the Revolving Credit Commitment Amount or the Borrowing Base on such Disbursement Date.

                      2.1.5 Termination or Reduction in Commitment by Borrowers. Borrowers, at any time and from time to time (except as may hereinafter be provided), upon at least five (5) Business Days' prior written notice received by Bank, may permanently terminate Bank's commitment to make Revolving Loans under this Agreement or permanently reduce the Revolving Credit Commitment Amount by an integral multiple of $100000; provided, however, notwithstanding anything to the contrary in this Agreement or in any Note, at the sole option of Bank, the termination of Bank's commitment to make Revolving Loans shall also constitute the termination and acceleration of the Term Loans. On the effective date of such termination or reduction, Borrowers shall pay to Bank, in the case of a termination, the aggregate unpaid principal amount of all Revolving Loans, and, if required by Bank, the aggregate unpaid principal amount of all Term Loans, or, in the case of a reduction, the amount, if any, by which the aggregate unpaid principal amount of all Revolving Loans exceeds the then reduced Revolving Credit Commitment Amount, together in either case with all interest accrued and unpaid on the principal amounts so prepaid. The notice shall specify the Termination Date or the reduced Revolving Credit Commitment Amount and the effective date of the reduction, as the case may be. Borrowers may not revoke any such notice of termination or reduction without the prior written consent of Bank.



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                      2.1.6      Mandatory Payments.

                      (a) Borrowers shall pay to Bank, on demand, any amount by which the aggregate unpaid principal amount of all Revolving Loans from time to time exceeds the lesser of the Revolving Credit Commitment Amount or the Borrowing Base, together with all interest accrued and unpaid on the amount of such excess.

                      (b) If the aggregate unpaid principal amount of the Equipment Loan shall exceed ninety percent (90%) of the appraised value of the Equipment of Borrowers as specified in any appraisal delivered to the Bank by or on behalf of the Borrowers, the Borrowers shall, within five (5) Business Days of any delivery of such appraisal, prepay the Equipment Loan in the amount, if any, by which the outstanding principal amount of the Equipment Loan on the date of prepayment under this Section 2.1.6(b) exceeds ninety percent (90%) of the appraised value set forth in such appraisal, together with accrued interest on the amount prepaid to the date of such prepayment.

           2.2        Term Loans.

                      2.2.1 Equipment Loan and Equipment Note. Bank has previously made term loans (the "EQUIPMENT LOANS") to Parent pursuant to Sections 2.2.1 and 2.2.2 of the Existing Loan Agreement, and the aggregate unpaid principal balance thereof outstanding on the date hereof is
$8,847,357.68. Borrowers hereby represent and agree that such loans are unconditionally owed by Borrowers to Bank without offset, defense or counterclaim of any kind, nature or description whatsoever. The Equipment Loan shall be evidenced by the Equipment Note to be executed by Borrowers, payable to Bank in monthly principal installments as specified in the Equipment Note, with all unpaid principal and accrued but unpaid interest to be due and payable seven
(7) years from the date the Equipment Loan was made (unless sooner accelerated pursuant to the terms of this Agreement or unless, at the option of Bank, it becomes payable earlier upon the Termination Date). The Equipment Loan shall bear interest and shall be payable in accordance with the terms of the Equipment Note, and it shall be secured by the Collateral.

                      2.2.2 Equipment Acquisition Loans and Equipment Acquisition Notes. Subject to the terms and conditions of this Agreement, Bank agrees to make Equipment Acquisition Loans to Borrowers, from time to time from the date hereof until the Termination Date, to finance Borrowers' purchase of Equipment for use in Borrowers' business. Each Equipment Acquisition Loan shall be in a minimum amount of $50000 and the aggregate original principal amount of all Equipment Acquisition Loans shall not exceed $3000000, or such greater amount to which Bank, in its sole discretion, may agree upon Borrowers' request. The amount of each Equipment Acquisition Loan shall not exceed:

                      (a) In the case of Equipment Acquisition Loans to finance purchases of new Equipment, eighty percent (80%) of the actual cost of new Equipment being purchased (exclusive of taxes, transportation and shipping charges and installation or make-ready fees or expenses); and



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                      (b) In the case of Equipment  Acquisition Loans to finance purchases of used Equipment, the lesser of (i) seventy percent (70%) of the actual cost of used Equipment or (ii) the orderly liquidation value of used Equipment being purchased.

So long as any Indebtedness remains outstanding, Bank shall have the right, at Borrowers' sole expense, to obtain new appraisals of the orderly liquidation value of the Equipment from time to time as Bank deems necessary; provided, however, that a decrease in the value of the Equipment, as evidenced by any such appraisal, shall not be deemed an Event of Default. Each Equipment Acquisition Loan shall be evidenced by an Equipment Acquisition Note in the form of Exhibit D hereto, to be executed by Borrower, dated the date such Loan is funded, payable to Bank in up to sixty (60) (or such lesser number as Bank shall determine in Bank's sole discretion) equal monthly installments (unless sooner accelerated pursuant to the terms of this Agreement or unless, at the option of Bank, it becomes payable earlier upon the Termination Date), and in the principal amount of such Loan. Each Equipment Acquisition Loan shall bear interest in accordance with the terms of the Equipment Acquisition Note evidencing such Equipment Acquisition Loan and shall be secured by the Collateral.

                      2.2.3 Real Estate Loan and Real Estate Note. Bank has made a fifteen (15) year term loan (the "REAL ESTATE LOAN") to Parent pursuant to
Section 2.2.3 of the Existing Loan Agreement. The Real Estate Loan is evidenced by the Real Estate Note which (together with the Parent Deed of Trust and the NASS Deed of Trust) shall be modified to reflect the assumption by Borrowers jointly and severally of the Indebtedness in a manner satisfactory to Bank. The Real Estate Note shall remain, as originally executed by Parent, repayable to Bank in monthly installments as specified in the Real Estate Note, with all unpaid principal and accrued but unpaid interest to be due and payable in full on November 1, 2007 (unless sooner accelerated pursuant to the terms of this Agreement or unless, at the option of Bank, it becomes payable upon the Termination Date, or unless, as described in the Real Estate Note, it becomes payable upon a Put Date). Borrowers hereby acknowledge and agree that the outstanding principal balance of the Real Estate Loan is $629,333.39 as of the Closing Date, and such amount is unconditionally owed by Borrowers to Bank without offset, defense or counterclaim of any kind, nature or description whatsoever. The Real Estate Loan shall bear interest and be repayable in accordance with the terms of the Real Estate Note, and it shall be secured by the Collateral.

           2.3        Interest.

                      2.3.1 Fluctuating Rate. To the extent the rate of interest applicable to a Loan is a fluctuating rate, the rate of interest shall change as and when the LIBOR Rate and/or the Bank's Prime Rate (which ever is used as a basis for the computation of such fluctuating rate) changes.

                      2.3.2 Basis of Computation. The amount of all interest on any Indebtedness shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

                      2.3.3 Maximum Interest Rate. Notwithstanding anything in this Agreement or in any other document or instrument to the contrary, if at any time the rate of interest applicable


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to any  Loan,  as  computed  on the basis of the  "contract  rate"  defined  and specified in the Note evidencing such Loan, would exceed the Legal Rate, the interest payable under such Note shall be computed upon the basis of the Legal Rate, but any subsequent reduction in such contract rate shall not reduce the applicable interest rate thereafter applicable under such Note below the Legal Rate until the aggregate amount of interest accrued and payable under such Note as to such Loan equals the total amount of interest which would have accrued if interest on such Loan had been at all times computed solely on the basis of such contract rate.

                      2.3.4 Adjustments of Excess Interest. No agreements, conditions, provisions or stipulations contained in this Agreement or any other instrument, document or agreement between any Borrower and Bank or default of any Borrower, or the exercise by Bank of the right to accelerate the payment of the maturity of principal and interest or to exercise any option whatsoever contained in this Agreement or any other agreement between any Borrower and Bank, or the arising of any contingency whatsoever, shall entitle Bank to collect, in any event, interest exceeding the Legal Rate and in no event shall any Borrower be obligated to pay interest exceeding such Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel any Borrower to pay a rate of interest exceeding the Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate ("EXCESS"), each Borrower acknowledges and stipulates that any such charge shall be the result of an accident and bona fide error, and such Excess shall be, first, applied to reduce the principal then unpaid hereunder; second, applied to reduce the Indebtedness; and third, returned to such Borrower, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Each Borrower recognizes that, with fluctuations in the Prime Rate, the LIBOR Rate and the Legal Rate, such an unintentional result could inadvertently occur. By the execution of this Agreement, each Borrower covenants that (a) the credit or return of any Excess shall constitute the acceptance by such Borrower of such Excess, and (b) such Borrower shall not seek or pursue any other remedy, legal or equitable, against Bank, based in whole or in part upon the charging or receiving of any interest in excess of the maximum authorized by applicable law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank, all interest at any time contracted for, charged or received by Bank in connection with this Agreement, shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement. The provisions of this Section 2.3.4 shall be deemed to be incorporated into every document or communication relating to the Indebtedness which sets forth or prescribes any account, right or claim or alleged account, right or claim of Bank with respect to each Borrower (or any other obligor in respect of Indebtedness). All such documents and communications and all figures set forth therein shall, for the sole purpose of computing the extent of the Indebtedness and obligations of any Borrower (or other obligor) asserted by Bank thereunder, be automatically recomputed by any Borrower or obligor, and by any court considering the same, to give effect to the adjustments or credits required by this Section 2.3.4.

                      2.3.5 Revolving Loan Unused Line Fees. If the average outstanding daily balance of the Revolving Loans during any calendar quarter is less than the Revolving Credit Commitment Amount, Borrowers shall pay to bank an unused line fee equal to one-quarter of


SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 14 one percent (.25%) per annum upon the amount by which the Revolving Credit Commitment Amount exceeds the average outstanding daily balance of the Revolving Loans during such period. Such fee shall be due and payable on the 1st day following the end of such calendar quarter and on the Termination Date.

                      2.3.6 Equipment Acquisition Loan Unused Line Fees. If the average outstanding daily balance of the Equipment Acquisition Loans during any calendar quarter is less than $3000000 (or such greater amount as Bank may hereafter agree to pursuant to Section 2.2.2 hereof), Borrowers shall pay to Bank an unused line fee equal to one-quarter of one percent (.25%) per annum upon the amount by which $3000000 (or such greater amount as Bank may hereafter agree to pursuant to Section 2.2.2 hereof) exceeds the average outstanding daily balance of the Equipment Acquisition Loans during such period. Such fee shall be due and payable on the 1st day following the end of such calendar quarter and on the Termination Date.

                      2.3.7 Commitment Fee. Borrower shall pay to Bank as of the Closing Date, a commitment fee of $49000 which shall be deemed fully earned and nonrefundable at the closing of the transactions contemplated hereby and shall be paid concurrently with the Acquisition Loan hereunder.

           2.4 Preparation Fees. Upon demand of Bank from time to time, Borrowers shall pay to Bank the amount of the reasonable expenses (including, without Imitation, reasonable attorneys' fees, and disbursements) incurred by Bank from time to time in connection with the preparation of this Agreement and related instruments and/or the making (or preparation for the making) of advances hereunder.

           2.5        [This Section is intentionally omitted].

           2.6        Prepayments.

                      2.6.1 Mandatory Prepayments. If any Borrower sells any of the Collateral, or if any of such Collateral is taken by condemnation, such Borrower shall immediately pay to Bank, unless otherwise agreed by Bank in writing, a sum equal to the difference between (x) the proceeds received by or behalf of such Borrower from such sale or condemnation, less (y) capital gains taxes arising from such sale or condemnation and expenses incurred by such Borrower in connection with such sale or condemnation. Any such amount shall be applied (i) to accrued interest and then to installments of principal, in the inverse order of their maturities, as a prepayment of the Equipment Loan (or the Equipment Acquisition Loan, if such Collateral was purchased with proceeds of an Equipment Acquisition Loan) or the Real Estate Loan to the extent such Collateral consists of Real Estate of Borrowers, or (ii) if the Indebtedness evidencing the Term Notes is indefeasibly paid in full, such other Indebtedness as Bank may elect.

                      2.6.2 Optional Prepayments. Borrowers, at any time and from time to time, upon at least one (1) Business Day's prior written notice received by Bank, may prepay the unpaid principal amount of any Term Note in whole or in part without premium, provided, however, that any such optional prepayment under this Section 2.6.2 shall be made in integral multiples of


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$25000  and  applied  (a) to  accrued  interest  and  then to  installments  of principal, in the inverse order of their maturities, on such Note, or (b) at Bank's option, such other Indebtedness as Bank may elect.

           2.7 Lock Box. Each Borrower shall cause such Borrower's and each Guarantor's account debtors to make payments to such Borrower and such Guarantor, as the case may be, in care of a lock box account to be established with Bank prior to the Closing Date. Bank shall have sole access to such account. Each Borrower shall endorse and cause each Guarantor to endorse to Bank and forthwith deliver to Bank all payments which it receives on Accounts Receivable or from the sale of any Inventory or arising from any other rights or interests of such Borrower therein, in the form received by such Borrower and such Guarantor, as the case may be, without commingling with any funds belonging to such Borrower. All payments so received by Bank shall be applied in payment of the Indebtedness, first to Bank's costs and expenses, then to interest, then to principal on such Loans as Bank may elect (in inverse order of their maturities if principal amounts are due in installments), and then to other Indebtedness. The surplus, if any, shall be paid over to such Borrower.

           2.8 Basis of Payments. All sums payable by each Borrower to Bank under this Agreement or the other documents contemplated hereby shall be paid directly to Bank at its principal office set forth Section 10.10 hereof in immediately available United States funds, without set off, deduction or counterclaim. In its sole discretion, Bank may charge any and all deposit or other accounts (including, without limitation, an account evidenced by a certificate of deposit) of any Borrower with Bank for all or a part of any Indebtedness then due; provided, however, that this authorization shall not affect any Borrower's obligation to pay, when due, any Indebtedness whether or not account balances are sufficient to pay amounts due.

           2.9 Receipt of Payments. Any payment of the Indebtedness made by mail will be deemed tendered and received only upon actual receipt by Bank at the address designated for such payment, whether or not Bank has authorized payment by mail or any other manner, and shall not be deemed to have been made in a timely manner unless received on the date due for such payment, time being of the essence. Each Borrower expressly assumes all risks of loss or liability resulting from non-delivery or delay of delivery of any item of payment transmitted by mail or in any other manner. Acceptance by Bank of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default, and at any time thereafter and until the entire amount then due has been paid, Bank shall be entitled to exercise any and all rights conferred upon it herein upon the occurrence and during the continuance of an Event of Default. Each Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Bank from or on behalf of such Borrower. Each Borrower agrees that Bank shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times hereafter against the Indebtedness in such manner as Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records. Each Borrower expressly agrees that to the extent that Bank receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other


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party under any bankruptcy  act,  state or federal law,  common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Bank, to the extent that Bank did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Bank.

           2.10 Recordation by Bank of Amounts Due. The date and amount of each Loan made by Bank and of each repayment of principal and interest thereon received by Bank shall be recorded by Bank in its records. The aggregate unpaid amount so recorded by Bank shall constitute the best evidence of the amount owing and unpaid on the Indebtedness; provided, however, that the failure by Bank so to record any such amount or any error in so recording any such amount shall neither increase nor limit any Borrower's obligations under this Agreement or any of the Notes to repay the principal amount of all the Loans together with all interest accrued or accruing thereon.

           2.11 Term of Agreement. Bank's commitment to make Revolving Loans and Equipment Acquisition Loans shall be for a period of time beginning on the date hereof until the Termination Date. If, after Bank's receipt and review of each Borrower's most recent fiscal year end audited financial statements, Bank desires to extend its commitment to make Revolving Loans and/or Equipment Acquisition Loans hereunder for an additional period of time, Bank will notify Borrowers of the terms upon which Bank would be willing to do so. Notwithstanding any such notice or any negotiations between the parties with respect to the terms of any proposed extension, Bank shall not be deemed to have committed to any extension or renewal term until actual approval thereof by Bank's loan committee. Failing such loan committee approval, this Agreement and Bank's commitment to make Revolving Loans, and Equipment Acquisition Loans, hereunder shall terminate as aforesaid on the applicable Termination Date. Subsequent renewal periods, if any, shall be negotiated from time to time in a like manner.

           2.12 All Loans at Option of Bank become Due and Payable on Termination Date. Notwithstanding anything in this Agreement or in any Note to the contrary, Bank shall have the sole option, upon the Termination Date, to require payment in full of all Indebtedness, including, without limitation, payment in full of all Revolving Loans and all Term Loans.

SECTION 3. SECURITY

           To secure full and timely performance of Borrowers' covenants set out in this Agreement and to secure the repayment of the Notes and all other Indebtedness, each Borrower agrees to grant and assign, or cause to be granted and assigned, a lien upon, and security interest in, the Collateral pursuant to the Security Agreements, the Pledge Agreements, the Financing Statements, and such other agreements as Bank shall from time to time require.



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SECTION 4. CONDITIONS PRECEDENT TO OBLIGATIONS OF BANK

           4.1 Conditions to Initial Disbursement. The obligations of Bank under this Agreement are subject to the occurrence, prior to or simultaneously with the Closing Date, of each of the following conditions:

                      4.1.1 Documents Executed and Filed. Each Borrower shall have executed (or caused to be executed) and delivered to Bank and, as appropriate, there shall have been filed or recorded with such filing or recording offices as Bank shall deem appropriate, the following:

                      (a) this Agreement;

                      (b) the Fifth Amended and Restated Revolving Credit Note and the Amended and Restated Equipment Note;

                      (c) the Guaranties, executed by the Guarantors in favor of Bank;

                      (d)  the  Security   Agreement   (Inventory  and  Accounts
           Receivable), executed by Partnership in favor of Bank;

                      (e)  the  Security  Agreement  (Equipment),   executed  by
           Partnership in favor of Bank;

                      (f) the documents,and instruments which modify the Real Estate Note, the Parent Deed of Trust and NASS Deed of Trust to reflect the assumption by Borrowers jointly and severally of the Indebtedness, in form and substance satisfactory to Bank:

                                 (i) a copy of the title  insurance  commitment;
                      and

                                 (ii) evidence satisfactory to Bank that such Deed of Trust has been appropriately recorded and that all other actions necessary or, in the opinion of Bank, desirable to perfect and protect the security interests and mortgage liens created by such Deed of Trust have been taken;

                      (g) the First Amendment to Security Agreement (Inventory and Accounts Receivable), executed by NASS;

                      (h) the First Amendment to Security Agreement (Equipment), executed by NASS;

                      (i) the Second Amendment to Security Agreement (Inventory and Accounts Receivable), executed by Parent;

                      (j)   the   Second   Amendment   to   Security   Agreement
           (Equipment), executed by Parent;


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




                      (k) the Pledge Agreements;

                      (l) the Financing Statements;

                      (m) the Restructuring Documents and all other documents executed in connection with the Restructuring;

                      (n)  landlord  and  mortgagee   waivers  and/or   estoppel
           certificates with respect to Borrowers' now owned or occupied Real Property, all in form and substance reasonably satisfactory to Bank;

                      (o) the Telephone Notice Authorization, in the form of Exhibit G, attached hereto;

                      (p) a Lockbox Agreement, duly executed by Borrowers, in form and substance satisfactory to Bank; and

                      (q) such other documents and instruments as Bank shall reasonably require.

                      4.1.2 Certified Resolutions. Each of Parent, NASS, HDE and HTX shall have furnished to Bank a copy of resolutions of the Board of Directors of such Person authorizing the execution, delivery and performance of this Agreement, the borrowing hereunder, the Notes, the Restructuring Documents and the other Loan Documents to which it is a party, which shall have been certified by the Secretary or Assistant Secretary of such Person as of the Closing Date as being complete, accurate and in effect. Partnership shall have furnished to Bank a copy of resolutions of the Board of Directors of HTX authorizing the execution, delivery and performance of this Agreement, the borrowing hereunder, the Notes, the Restructuring Documents and the other Loan Documents, by HTX on behalf of Partnership, to which Partnership is a party, which shall have been certified by the Secretary or Assistant Secretary of HTX as of the Closing Date as being complete, accurate and in effect.

                      4.1.3 Certified Articles or Certificate of Incorporation. Each of the Parent, NASS, HTX and HDE shall have furnished to Bank a copy of its Certificate of Incorporation including all amendments thereto and restatements thereof, and all other charter documents of such Person, all of which shall have been certified as of a date within thirty (30) days of the Closing Date by the state agency issuing the same.

                      4.1.4 Certified Bylaws. Each of the Parent, NASS, HTX and HDE shall have furnished to Bank a copy of the Bylaws of such Person, including all amendments thereto and restatements thereof, which shall have been certified by the Secretary or Assistant Secretary of such Person, as applicable, as of the Closing Date as being complete, accurate and in effect.

                      4.1.5 Certified Partnership Agreement. Partnership shall have furnished to Bank a copy of the Agreement of Limited Partnership of Partnership, which shall have been certified


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



by the Secretary or Assistant Secretary of HTX as of the Closing Date as being complete accurate and in effect.

                      4.1.6 Certificate of Limited Partnership. Partnership shall have furnished to Bank a Certificate of Limited Partnership, certified by the state agency issuing the same as of a date within thirty (30) days of the Closing Date.

                      4.1.7 Certificates of Good Standing and Existence. Each of Borrowers and Guarantors shall have furnished to Bank certificates of good standing and existence, if applicable, with respect to such Person, which shall have been certified by the state agency issuing the same as of a date within thirty (30) days of the Closing Date.

                      4.1.8 Certificate of Incumbency. Each of Parent, NASS, HDE and HTX shall have furnished to Bank a certificate of the Secretary or Assistant Secretary of such Person, certified as of the Closing Date, as to the incumbency and signatures of the officers of such Person signing this Agreement, the Notes, Restructuring Documents and any other Loan Documents to which such Person is a party. Partnership shall have furnished to Bank a certificate of the Secretary or Assistant Secretary of HTX, certified as of Closing Date, as to the incumbency and signatures of the officers of HTX signing this Agreement, the Notes, the Restructuring Documents and the other Loan Documents on behalf of Partnership to which Partnership is a party.

                      4.1.9 Opinion of Borrowers' Counsel. Borrower shall have furnished to Bank the favorable written opinion of legal counsel to Borrower, dated as of the Closing Date, in form and content satisfactory to Bank and Bank's legal counsel.

                      4.1.10 UCC Lien Searches. Bank shall have received UCC record and copy searches, evidencing the appropriate filing and recording of the Financing Statements and disclosing no notice of any liens or encumbrances filed against any of the Collateral other than the Financing Statements or Permitted Liens. If such searches disclose any liens or encumbrances other than the Financing Statements or Permitted Liens, Borrowers shall have furnished Bank with releases or modifications thereof, in form and content satisfactory to Bank.

                      4.1.11 Casualty Insurance. Borrowers shall have furnished to Bank, in form, content and amounts and with companies satisfactory to Bank, casualty insurance policies with loss payable clauses in favor of Bank, relating to the assets and properties (including, but not limited to, the Collateral) of Borrowers.

                      4.1.12 Environmental Audit. Borrowers shall have furnished to Bank an environmental audit report, covering the Real Property of NASS which is now owned or occupied by NASS, in form, content and by an environmental consultant acceptable to Bank. Each Borrower agrees that Bank may disclose the contents of the environmental audit report to such governmental agencies and entities as Bank deems necessary under applicable law, and Borrower shall deliver to Bank the written consent to such disclosure from the environmental consultant


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and the  seller of any  property  the  purchase  of which by  Borrower  is being financed in whole or part under this Agreement.

                      4.1.13 Financial and Other Information. Each Borrower shall have furnished to Bank its current financial statements, agings, reports and certificates set forth in Section 6.1.1 through Section 6.1.8.

                      4.1.14 Restructuring. The Restructuring Documents shall have been duly executed and delivered by the parties thereto, all conditions to the consummation of the Restructuring shall have been satisfied or waived with Bank's consent, and the terms and provisions of the Restructuring Documents and the structure of the Restructuring shall be satisfactory to Bank.

                      4.1.15 Commitment Fees. Borrower shall have paid to Bank, in immediately available funds, a commitment fee of $49000, which commitment fee is non-refundable and shall be deemed fully earned as of the date of execution of this Agreement.

           4.2 Conditions to All Disbursements. The obligations of Bank to make any Revolving Loan on any Disbursement Date, including, but not limited to, the initial Disbursement Date, are subject to the occurrence, prior to or on the Disbursement Date related to such Revolving Loan, of each of the following conditions:

                      4.2.1 Certificate. Bank shall have received a certificate in compliance with the terms of Section 6.1.7 hereof, executed by the chief executive or chief financial officer of each Borrower, certified as of the date of delivery of such certificate and confirming that as of such date:

                      (a) no Default or Event of Default has occurred and is continuing; and

                      (b)  the  warranties  and  representations  set  forth  in
           Section 5 of this Agreement are true and correct on and as of such date except as otherwise disclosed to Bank in such certificate.

                      4.2.2 Borrowing Base Certificate. Bank shall have received from Borrowers a Borrowing Base Certificate in compliance with the terms of
Section 6.1.8 hereof, executed by the chief executive or chief financial officer of each Borrower, certified as of the date required under Section 6.1.8 and confirming that, as of such date, to the best of such officer's knowledge, the aggregate unpaid principal amount of all Revolving Loans (including the Revolving Loans made on or prior to such date) does not exceed the lesser of the Revolving Credit Commitment Amount or the Borrowing Base as in effect on such date.

                      4.2.3 Bank Satisfaction. As of such Disbursement Date:

                      (a) no Default or Event of Default has occurred and is continuing;



SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 21

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                      (b) all of the warranties or representations  set forth in
           Section 5 of this Agreement shall be true and correct; or

                      (c) any provision of law, any order of any court or other agency of government on any regulation, rule or interpretation thereof shall have had any material adverse effect on the validity or enforceability of this Agreement, the Notes, the Security Agreements, the Deed of Trust, the Pledge Agreements, the Financing Statements, the Subordinated Note or any other Loan Documents.

                      4.2.4 Approval of Bank Counsel. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall have been reasonably satisfactory to and approved by legal counsel for Bank, and said counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have reasonably requested.

SECTION 5. WARRANTIES AND REPRESENTATIONS

           On the date of this Agreement and upon each subsequent Disbursement Date, Borrower represents and warrants to Bank that:

           5.1 Corporate Existence and Power. (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas; (c) Parent is qualified to transact business as a foreign corporation in Texas and is in good standing under the laws of the State of Texas; (d) each Borrower has the power and authority to own its properties and assets and to carry out its respective business as now being conducted and is qualified to do business and in good standing in every jurisdiction wherein such qualification is necessary; and (e) each Borrower has the power and authority to execute, deliver and perform its respective obligations under this Agreement, to borrow money in accordance with its terms, to execute, deliver and perform its respective obligations under the Notes, the Restructuring Documents and the other Loan Documents to which it is a party, to grant to Bank liens and security interests in the Collateral as hereby contemplated and to do any and all other things required of it hereunder.

           5.2 Authorization and Approvals. The execution, delivery and performance of this Agreement, the borrowings hereunder and the execution, delivery and performance of the Notes, the Security Agreements, the Pledge Agreements, the Financing Statements, the Subordinated Note and the other Loan Documents to which it is a party (a) have been duly authorized by all requisite corporate or partnership action of each Borrower; (b) except for UCC filings and filings with the U.S. Patent & Trademark Office, do not require registration with or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body, or, if such registration, consent or approval is required, the same has been obtained and disclosed in writing to Bank; (c) will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, Bylaws, or limited partnership agreement


SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 22 of any Borrower, any provision of any indenture, note, agreement or other instrument to which such Borrower is a party, or by which it or any of its respective properties or assets are bound; (d) will not be in conflict with, result in a breach of or constitute (with or without notice or passage of time) a default under any such indenture, note, agreement or other instrument; and (e) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of any Borrower other than in favor of Bank and as contemplated hereby.

           5.3 Valid and Binding Agreement. This Agreement is, and the Notes, the Security Agreements, the Pledge Agreements, the Financing Statements, the Acquisition Documents and all other Loan Documents to which each Borrower is a party, when delivered, valid and binding obligations of such Borrower. The Pledge Agreements, Guaranties and Security Agreements executed by Guarantors in favor of Bank, and all other Loan Documents to which such Person is a party, when delivered, will be valid and binding obligations of such Person in accordance with their terms.

           5.4 Actions, Suits or Proceedings. There are no actions, suits or proceedings, at law or in equity, and no proceedings before any arbitrator or by or before any governmental commission, board, bureau, or other administrative agency, pending, or, to the best knowledge of Borrowers, threatened against or affecting Borrowers, Guarantors or any of their Subsidiaries or any properties or rights of Borrowers, Guarantors or any of their Subsidiaries, which, if adversely determined, could materially impair the right of Borrowers or any of their Subsidiaries to carry on business substantially as now conducted or could have a material adverse effect upon the financial condition of Borrowers, Guarantors, or any of their Subsidiaries.

           5.5 No Liens, Mortgagees or Security Interests. Except for Permitted Liens, none of Borrowers', Guarantors' or their Subsidiaries' assets and properties, including, without limitation, the Collateral, are subject to any mortgage, pledge, lien, security interest or other encumbrance of any kind or character.

           5.6 Accounting Principles. All consolidated and consolidating balance sheets, earnings statements and other financial data furnished to Bank for the purposes of, or in connection with, this Agreement and the transactions contemplated by this Agreement, have been prepared in accordance with GAAP, and do or will fairly present the financial condition of Borrowers, Guarantors and their Subsidiaries as of the dates, and the results of their operations for the periods, for which the same are furnished to Bank. Without limiting the generality of the foregoing, the Financial Statements have been prepared in accordance with GAAP (except as disclosed therein) and fairly present the financial condition of Borrowers, Guarantors and their Subsidiaries as of the dates, and the results of its operations for the fiscal periods, for which the same are furnished to Bank. No Borrower nor any Guarantor has any material contingent obligations, liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, the Financial Statements.

           5.7 Financial Condition. Each of Borrowers and Guarantors is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and has assets the fair


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market  value of which  exceed its  liabilities,  and none of the  Borrowers  or
Guarantors will be rendered insolvent undercapitalized or unable to pay maturing debts by the execution or performance of this Agreement or the other Loan Documents. There has been no material adverse change in the business, properties or condition (financial or otherwise) of Borrowers, Guarantors or any of their Subsidiaries since the date of the latest of the Financial Statements.

           5.8 Conditions Precedent. As of each Disbursement Date (a) there is no Default or Event of Default which has occurred and is continuing,
(b) all of the warranties and representations set forth in Section 5 of this Agreement are true and correct, (c) the aggregate unpaid principal balance of all Revolving Loans (including the Revolving Loan to be made on such Disbursement Date) does not exceed the maximum amount permitted under Section
2.2.1 hereof, (d) the aggregate unpaid principal balance of all Equipment Acquisition Loans (including any Equipment Acquisition Loan to be made on such Disbursement Date) does not exceed the maximum amount permitted under Section
2.2.2 hereof, and (e) no provision of law, no order of any court or other agency of government and no regulation, rule or interpretation thereof shall have had any material adverse effect on the validity or enforceability of this Agreement, the Notes, the Security Agreements, the Pledge Agreements, the Financing Statements, the Deed of Trust or any other documents contemplated hereby.

           5.9 Taxes. Each Borrower and its Subsidiaries have each filed by the due date therefor all federal, state and local tax returns and other reports they are required by law to file, have paid or caused to be paid all taxes, assessments and other governmental charges that are shown to be due and payable under such returns, and have made adequate provision for the payment of such taxes, assessments or other governmental charges which have accrued but are not yet payable. No Borrower has any knowledge of any deficiency or assessment in connection with any taxes, assessments or other governmental charges not adequately disclosed in the Financial Statements.

           5.10 Compliance with Laws. Each Borrower and its Subsidiaries have each complied with all applicable laws, to the extent that failure to comply would materially interfere with the conduct of the business of such Borrower or any of its Subsidiaries.

           5.11 Indebtedness. Except as disclosed on Schedule 5.11 attached hereto, no Borrower or any of its Subsidiaries has any indebtedness (other than indebtedness owed to Bank) for money borrowed or any direct or indirect obligations under any leases (whether or not required to be capitalized under GAAP) or any agreements of guarantee or surety except for the endorsement of negotiable instruments by such Borrower or its Subsidiaries in the ordinary course of business for deposit or collection.

           5.12 Material Agreements. Except as disclosed on Schedule 5.12 attached hereto, no Borrower or any of its Subsidiaries has any material leases, contracts or commitments of any kind (including, without limitation, employment agreements, collective bargaining agreements, powers of attorney, distribution contracts, patent or trademark licenses, contracts for future purchase or delivery of goods or rendering of services, bonus, pension and retirement plans, or accrued vacation pay, insurance and welfare agreements); to the best knowledge of each Borrower, all


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



parties to such agreements have complied with the provisions of such leases, contracts or commitments; and to the best knowledge of each Borrower, no party to such agreements is in default thereunder, nor has there occurred any event which with notice or the passage of time, or both, would constitute such a default.

           5.13 Margin Stock. No Borrower or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, and no part of the proceeds of any Loan hereunder will be used, directly or indirectly, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any other purpose which might violate the provisions of Regulation G, S, T, U or X of the said Board of Governors. No Borrower owns any margin stock.

           5.14 Pension Funding. No Borrower or any of its Subsidiaries has incurred any accumulated funding deficiency within the meaning of ERISA or incurred any liability to the PBGC in connection with any employee benefit plan subject to Title IV of ERISA established or maintained by Borrower or any of its Subsidiaries and no reportable event, within the meaning of Section 4043(b) of ERISA and with respect to which the thirty (30) day notice requirement under 29 C.F.R. ss. 2615 is not waived, or prohibited transaction, as defined in ERISA, has occurred with respect to such plans.

           5.15 Misrepresentation. No warranty or representation by any Borrower contained herein or in any certificate or other document furnished by such Borrower pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such warranty or representation not misleading in light of the circumstances under which it was made. There is no fact which any Borrower has not disclosed to Bank in writing which materially and adversely affects nor, so far as such Borrower can now foresee, is likely to prove to affect materially and adversely the business, operations, properties, prospects, profits or condition (financial or otherwise) of such Borrower or any of its Subsidiaries or ability of such Borrower to perform this Agreement or Guarantors to perform the Guaranties, the Pledge Agreements or Security Agreements, as applicable.

           5.16 Eligible Accounts. As to each Account represented by Borrowers to be an "Eligible Account" on a Borrowing Base Certificate, as of the date of each such Borrowing Base Certificate:

                      (a) Such Account arose in the ordinary course of the business of Borrowers or Guarantors out of either (i) a bona fide sale of Inventory by Borrowers or Guarantors, and in such case such Inventory has in fact been shipped to, and accepted and retained by, the appropriate account debtor or the sale has otherwise been consummated in accordance with such account debtor's order therefor, or (ii) services performed by Borrowers or Guarantors under an enforceable contract, and in such case such services have in fact been performed for the appropriate account debtor in accordance with such contract.


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                      (b)  Such   Account   represents   a  legally   valid  and
           enforceable claim which is due and owing to Borrowers or Guarantors by such account debtor and for such amount as is represented by Borrowers or Guarantors to Bank on such Borrowing Base Certificate, such Account is due and payable not more than sixty (60) days from the delivery of the related Inventory or the performance of the related services giving rise to such Account and not more than ninety
           (90) days have passed since the invoice date corresponding to such Account.

                      (c) The unpaid balance of such Account as represented by Borrowers or Guarantors to Bank on such Borrowing Base Certificate is not subject to any defense, counterclaim, set off, contra account, credit, allowance or adjustment by the account debtor because of returned, inferior or damaged Inventory or services, or to each Borrower's knowledge for any other reason, except for customary discounts allowed by Borrowers or Guarantors in the ordinary course of business for prompt payment, and there is no agreement between Borrowers or Guarantors, the related account debtor and any other person for any rebate, discount, concession or release of liability, in whole or in part.

                      (d) The transactions leading to the creation of such Account comply with all applicable local, state and federal laws and regulations.

                      (e) Borrowers or Guarantors have granted to Bank a perfected security interest in such Account (as an item of the Collateral) prior in right to all other Persons (other than Permitted Liens), and such Account has not been sold, transferred or otherwise assigned by any Borrower or any Guarantor to any Person, other than Bank.

                      (f) Such Account is not represented by any note, trade acceptance, draft or other negotiable instrument or by any chattel paper, except any such as have been endorsed and delivered by Borrowers or Guarantors to Bank on or prior to such Account's inclusion on such Borrowing Base Certificate.

                      (g) No Borrower or Guarantor has received, with respect to such Account, any notice of the death (with respect to an individual account debtor) of the related account debtor or any partner thereof, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, such account debtor.

                      (h) The account debtor on such Account is not:

                                 (i) an Affiliate of Borrowers or Guarantors;

                                 (ii) the United States of America or any department, agency, or instrumentality thereof,


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                                 (iii) a citizen or resident of any jurisdiction
                      other than (A) one of the United States of America (B) Canada with respect to Accounts of Canadian account
                      debtors   not   exceeding   $200000   in  the   aggregate
                      outstanding at any time and (C) Germany, Italy, Spain, Great Britain, France, Greece, Switzerland, Netherland, Denmark, or Mexico with respect to Accounts not exceeding $500000 in the aggregate outstanding at any time, which the account debtor thereunder is Ford Motor Company; or

                                 (iv) an account  debtor  whom Bank has,  in the
                      exercise of such Bank's reasonable discretion, determined to be (based on such facts as Bank deems appropriate) an ineligible account debtor and as to which Bank has notified Borrower.

           5.17 Eligible Finished Goods and Eligible Raw Materials Inventory. As to each item of Inventory represented by Borrowers and Guarantors to be Eligible Finished Goods Inventory or Eligible Raw Materials Inventory on a Borrowing Base Certificate, as of the date of each such Borrowing Base
Certificate:

                      (a) Such item of Inventory is of good and merchantable quality and is usable or salable by Borrowers or Guarantors in the ordinary course of Borrowers' or Guarantors' business, and is not obsolete.

                      (b) Borrowers or Guarantors, as the case may be, have granted to Bank a perfected security interest in such item of Inventory (as an item of the Collateral) prior in right to all other persons (other than Permitted Liens), and such item of Inventory has not been sold, transferred or otherwise assigned by any Borrower or Guarantor to any person other than Bank.

                      (c) Such item of Inventory is located within the United States of America at such location or locations as Borrowers and Guarantors, as the case may be, shall have represented in the Security Agreements relating to Inventory.

           5.18       [This Section Intentionally Omitted.]

           5.19       No  Conflicting  Agreements.  No  Borrower  or  any of its
Subsidiaries is in default under any shareholder agreement, preferred stock agreement or any other agreement to which it is a party or by which it or any of its property is bound, the effect of which might have a material adverse effect on the business or operations of any Borrower or any of its Subsidiaries. No provision of the Certificate of Incorporation, By-Laws, limited partnership agreement or preferred stock, if any, of any Borrower, and no provision of any existing mortgage, indenture, note, contract, agreement, statute (including, without limitation, any applicable usury or similar law), rule, regulation, judgment, decree or order binding on any Borrower or affecting the property of any Borrower conflicts with, or requires any consent under, or would in any way prevent the execution, delivery or carrying out of the terms of, this Agreement and the other Loan Documents, and the taking of any such action will not constitute a default under, or result


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in the  creation or  imposition  of, or  obligation  to create any lien upon the property of any Borrower pursuant to the terms of any such mortgage, indenture, note, contract or agreement.

           5.20 Restructuring. No default has occurred under any of the Restructuring Documents.

SECTION 6. AFFIRMATIVE COVENANTS

           On a continuing basis from the date of this Agreement until the later of the Termination Date or when the Indebtedness is paid in full and all Borrowers have performed all of their other obligations hereunder, each Borrower covenants and agrees that it will, at its sole expense:

           6.1        Financial and Other Information.

                      6.1.1 Annual Financial Reports. Furnish to Bank, in form and reporting basis satisfactory to Bank, not later than ninety (90) days after the close of each fiscal year of Borrower, beginning with the fiscal year ending June 30, 1998, consolidated financial statements of Borrowers and Guarantors (on a consolidated and consolidating basis if any Borrower then has any
Subsidiaries) containing the consolidated balance sheet of Borrowers and Guarantors as of the close of each such fiscal year, consolidated statements of income and retained earnings and a consolidated statement of cash flows for each such fiscal year, and such other comments and financial details as are usually included in similar reports. Such reports shall be prepared in accordance with GAAP by independent certified public accountants of recognized standing selected by Borrowers and acceptable to Bank and shall contain unqualified opinions as to the fairness of the statements therein contained.

                      6.1.2 Monthly Financial Statements. Furnish to Bank not later than twenty-five (25) days after the close of each calendar month, beginning with the month ending June 30, 1998, financial statements (on a consolidated and consolidating basis if any Borrower then has any Subsidiaries) containing the consolidated balance sheet of Borrowers and Guarantors as of the end of such period, statements of income and retained earnings of Borrowers and Guarantors and a consolidated statement of cash flows of Borrowers and Guarantors for the portion of the fiscal year up to the end of such period, and such other comments and financial details as are usually included in similar reports. These statements shall be prepared on the same accounting basis as the statements required in Section 6.1.1 of this Agreement and shall be in such detail as Bank may reasonably require, and the accuracy of the statements shall be certified by the chief executive or financial officer of each Borrower.

                      6.1.3 Aging of Accounts. Furnish, or caused to be furnished, to Bank monthly by the tenth day of each month an aging as of the end of the preceding month of Borrowers' and Guarantors' Accounts in a form satisfactory to Bank.

                      6.1.4 Aging of Payables. Furnish, or caused to be furnished, to Bank monthly by the tenth day of each month an aging of Borrowers' and Guarantors' accounts payable as of the end of the preceding month in a form satisfactory to Bank.


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                      6.1.5  Inventory  Listing.   Furnish,   or  caused  to  be
furnished, to Bank monthly by the tenth day of each month, a listing of the Borrowers' and Guarantors' Eligible Raw Materials Inventory and Eligible Finished Goods Inventory, and the cost and location thereof as of the end of the preceding month in a form satisfactory to Bank.

                      6.1.6 Shares and Shareholders. Promptly inform Bank of any options, warrants or rights to purchase, or any agreement for the subscription, purchase or acquisition of, any shares of the capital stock of any Borrower or of any of the Subsidiaries issued or entered into after the Closing Date.

                      6.1.7 Certificate. Together with each delivery of the financial statements required by Sections 6.1.1 and 6.1.2 of this Agreement, furnish to Bank a certificate, in the form of Exhibit B hereto, executed by the chief executive or chief financial officer of each Borrower, certified as of such date, and confirming that, as of such date:

                      (a) no Default or Event of Default has occurred, or if any such matter exists, stating the nature thereof, the period of existence thereof, and what action Borrowers propose to take with respect thereto;

                      (b)  the  warranties  and  representations  set  forth  in
           Section 5 of this Agreement are true and correct on and as of such date, except as otherwise specified in such certificate; and

                      (c) each Borrower is in compliance with all the terms and conditions contained in this Agreement;

and attached to which certificate shall be a report in form satisfactory to Bank, prepared by such chief executive or chief financial officer of each Borrower, setting forth information and calculations that demonstrate compliance (or noncompliance) with each of the covenants set forth in Sections 6.5, 6.6, and 6.7 of this Agreement.

           As part of each such Borrowing Base Certificate, Borrowers and Guarantors shall prepare reports of its Accounts and Inventory (in the forms shown in Exhibit A); provided, however, that Borrowers and Guarantors shall be required to update their Inventory reports only at the end of each month and, for each Borrowing Base Certificate submitted effective as of the 15th day of each month, Borrowers and Guarantors shall use the inventory calculations for the most recent month-end.

                      6.1.8 Borrowing Base Certificate. Furnish to Bank, in the form of Exhibit A hereto by the 20th day of each month, a Borrowing Base Certificate as of the 15th day of such month, executed by the chief executive or chief financial officer of each Borrower, confirming that the aggregate unpaid principal amount of all Revolving Loans does not exceed the lesser of the Revolving Credit Commitment Amount or the Borrowing Base as then in effect (or, if such is not the case, accompanied by a prepayment of the Revolving Credit
Note in accordance with Section 2.1.6 of this Agreement).


SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 29

           As part of each such Borrowing Base Certificate, Borrowers and Guarantors shall prepare reports of its Accounts and Inventory (in the forms shown in Exhibit A); provided, however, that Borrowers and Guarantors shall be required to update their Inventory reports only at the end of each month and, for each Borrowing Base Certificate submitted effective as of the 15th day of each month, Borrowers and Guarantors shall use the inventory calculations for the most recent month-end.

                      6.1.9 Adverse Events. Promptly inform Bank of the occurrence of any Default or Event of Default, or of any other occurrence which has or could reasonably be expected to have a materially adverse effect upon any Borrower's or any of its Subsidiaries' business, properties, or financial condition or upon any Borrower's ability to comply with its respective obligations hereunder.

                      6.1.10 Shareholder Reports. Promptly furnish to Bank upon becoming available a copy of all financial statements, reports, notices, proxy statements and other communications sent by any Borrower or any of its Subsidiaries to their stockholders, and all regular and periodic reports filed by any Borrower or any of its Subsidiaries with any securities exchange, the Securities and Exchange Commission, or other governmental authority.

                      6.1.11 Management Letters. Furnish to Bank, promptly upon receipt thereof, copies of all management letters and other reports of substance submitted to any Borrower or any of its Subsidiaries by independent certified public accountants in connection with any annual or interim audit of the books of such Borrower or any of its Subsidiaries.

                      6.1.12 Other Information As Requested. Promptly furnish to Bank such other information regarding the operations, business affairs and financial condition of any Borrower and its Subsidiaries as Bank may reasonably request from time to time and permit Bank, its employees, attorneys and agents, to inspect all of the books, records and properties of any Borrower and its Subsidiaries at any reasonable time.

           6.2 Insurance. Keep its insurable properties (including but not limited to the Collateral) and the insurable properties of Borrowers, Guarantors and their Subsidiaries adequately insured and maintain (a) insurance against fire and other risks customarily insured against under an "all-risk" policy and such additional risks customarily insured against by companies engaged in the same or a similar business to that of Borrowers, Guarantors or their Subsidiaries, as the case may be, (b) self-insurance against worker's compensation claims, (c) public liability and product liability insurance, and
(d) such other insurance as may be required by law or as may be reasonably required in writing by Bank, all of which insurance shall be in such amounts, containing such terms, in such form, for such purposes, prepaid for such time period, and written by such companies as may be reasonably satisfactory to Bank. Each Borrower will promptly deliver to Bank evidence satisfactory to Bank that such insurance has been so procured, including satisfactory loss payable endorsements naming Bank a loss payee and additional insured. Each policy and endorsement shall contain a provision whereby it may not be canceled or amended except upon thirty (30) days' prior written notice to Bank. If any Borrower fails to maintain satisfactory insurance as herein provided, Bank shall have the option


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



to do so, and each Borrower agrees to repay Bank upon demand, with interest at the Legal Rate, all amounts so expended by Bank. Each Borrower hereby appoints Bank or any employee or agent of Bank as such Borrower's attorney-in-fact, which appointment is coupled with an interest and irrevocable, and authorizes Bank or any employee or agent of Bank, on behalf of such Borrower, to adjust and compromise any loss under said insurance and to endorse any check or draft payable to such Borrower in connection with returned or unearned premiums on said insurance or the proceeds of said insurance, and any amount so collected may be applied toward satisfaction of the Indebtedness; provided, however, that Bank shall not be required hereunder so to act.

           6.3 Taxes. Pay promptly and within the time that they can be paid without late charge, penalty or interest all taxes, assessments and similar imposts and charges of every kind and nature lawfully levied, assessed or imposed upon any Borrower or its Subsidiaries, and their property, except to the extent being contested in good faith. If any contested amount exceeds $150000, upon Bank's request each Borrower shall escrow funds, provide adequate reserves in conformity with GAAP, or provide other security, in an amount and manner satisfactory to Bank. If any Borrower shall fail to pay such taxes and assessments within the time they can be paid without penalty, late charge or interest Bank shall have the option to do so, and each Borrower agrees to repay Bank upon demand, with interest at the Legal Rate, all amounts so expended by Bank.

           6.4 Maintain Corporation and Business. Do or cause to be done all things necessary to preserve and keep in full force and effect Borrowers', Guarantors' and each of their Subsidiaries' corporate existence, rights and franchises and comply with all applicable laws; continue to conduct and operate their, Guarantors' and each of their Subsidiaries' business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of their, Guarantors' and their Subsidiaries' property and keep the same in good repair, working order and condition; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

           6.5 Maintain Tangible Effective Net Worth. Cause Borrowers to maintain at all times a Tangible Effective Net Worth on a consolidated and consolidating basis of not less than the amount specified below for each period specified below:

                        Period                                        Amount
                        ------                                        ------
             Closing Date until May 31, 1998                       $14000000
             June 1, 1998 and thereafter                           $15000000



SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 31

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           6.6        Maintain  Debt Ratio.  Cause  Borrowers to maintain at all times the ratio of their Debt to Tangible Effective Net Worth on a consolidated and consolidated basis at not more than the ratio specified below for each period specified below:

                        Period                                       Ratio
                        ------                                       -----
             Closing Date until May 31, 1998                     2.50 to 1.00
             June 1, 1998 and thereafter                         2.00 to 1.00

           6.7 Maintain Flow Coverage Ratio. Cause Borrowers to maintain at all times the ratio of their Cash Flow to their Current Maturities of Long Term Debt on a consolidated and consolidating basis at not less than (a) 1.0 to
1.0 during the period beginning on January 1, 1998 and ending on June 30, 1998, and (b) 1.75 to 1.0 thereafter. Such ratio shall be calculated on a rolling twelve-month basis.

           6.8        [This Section Intentionally Omitted]

           6.9 ERISA. (a) At all times meet and cause Guarantors and each of the Subsidiaries to meet the minimum funding requirements of ERISA with respect to each Borrower's, Guarantor's and Subsidiary's employee benefit plans subject to Title IV of ERISA which, in any one case or in the aggregate, involves a contribution of $125000 or more; (b) promptly after any Borrower knows or has reason to know (i) of the occurrence of any event, which would constitute a reportable event, within the meaning of Section 4043(b) of ERISA and with respect to which the thirty (30) day notice requirement under 29 C.F.R. ss. 2615 is not waived for a nonexempt prohibited transaction, or prohibited transaction under Section 406 of ERISA which, in any one case or in the aggregate, involves a liability of $125000 or more, or (ii) that the PBGC or any Borrower or Guarantor has instituted or will institute proceedings to terminate an employee pension plan, deliver to Bank a certificate of the chief financial officer of each Borrower setting forth details as to such event or proceedings and the action which such Borrower or Guarantor, as the case may be, proposes to take with respect thereto, together with a copy of any notice of such event which may be required to be filed with the PBGC; and (c) furnish to Bank (or cause the plan administrator to furnish Bank) a copy of the annual return (including all schedules and attachments) for each employee pension benefit plan covered by Title IV of ERISA, and filed with the Internal Revenue Service by each Borrower and/or each Guarantor not later than ten (10) days after such report has been so filed.

           6.10 Use of Loan Proceeds. Use the proceeds of the Loans hereunder only for Borrower's working capital purposes.

           6.11 Collateral Audits. Permit Bank to conduct audits of any Borrower's and/or Guarantor's Accounts and Inventory as often as Bank, in its credit judgment, deems such audits to be reasonably necessary. Upon Bank's request, each Borrower shall reimburse Bank for the reasonable costs and expenses expended by Bank in connection with such audits. Notwithstanding the foregoing, without limiting Bank's right to conduct more frequent audits, Bank acknowledges that it currently intends to conduct (a) two (2) such audits on Accounts


SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 32

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during each  12-month  period this  Agreement  is in effect and (b) one (1) such audit on Inventory during each 12-month period this Agreement is in effect.

SECTION 7. NEGATIVE COVENANTS

           On a continuing basis from the date of this Agreement until the later of the Termination Date or when the Indebtedness is paid in full and each Borrower has performed all of its other respective obligations hereunder, each Borrower covenants and agrees that it will not, and will not permit Guarantor or any Subsidiary to:

           7.1 Dividends. Upon the occurrence and during the continuance of a Default or an Event of Default, declare or pay any dividends on, or make any other distribution (whether by reduction of capital or otherwise) with respect to any shares of its capital stock, except for dividends from a Subsidiary of any Borrower to Borrowers.

           7.2 Set-Off Against Subordinated Debt. Notwithstanding anything to the contrary contained in the Subordinated Note, without the prior written consent of Bank, at any time offset any amounts due under the Acquisition Agreement against any amounts due and payable under the Subordinated
Note in an aggregate amount in excess of $250000.

           7.3 Stock Acquisition. Purchase, redeem, retire or otherwise acquire any of the shares of its capital stock, or make any commitment to do so, which in the aggregate exceeds a book value equal to $500000.

           7.4 Liens and Encumbrances. Create, incur, assume or suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of its property or assets (including, without limitation, any charge upon property purchased or acquired under a conditional sales or other title retaining agreement or lease required to be capitalized under GAAP) whether now owned or hereafter acquired other than (a) Permitted Liens and (b) liens securing indebtedness, which does not exceed, at any time, an aggregate amount equal to $250000.

           7.5 Indebtedness. Incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness or liability for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, or any other indebtedness whatsoever, except for (a) the Indebtedness, (b) indebtedness subordinated to the prior payment in full of the Indebtedness upon terms and conditions approved in writing by Bank, (c) existing indebtedness to the extent set forth on Schedule 5.11 of this Agreement, (d) trade indebtedness incurred and paid in the ordinary course of business, (e) contingent indebtedness to the extent permitted by Section 7.7 of this Agreement, (f) indebtedness secured by Permitted Liens, (g) indebtedness related to acquisitions permitted by Section
7.11 of this Agreement.



SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 33

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           7.6        Extension of Credit. Make loans, advances or extensions of credit to any Person in excess of an aggregate amount equal to $250000, except for sales on open account and otherwise in the ordinary course of business.

           7.7 Guarantee Obligations. Guarantee or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person, agreement for the furnishing of funds to any other Person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging (or causing the payment or discharge of) the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments by such Borrower in the ordinary course of business for deposit or collection.

           7.8 Subordinate Indebtedness. Subordinate any indebtedness due to it from a Person to indebtedness of other creditors of such Person.

           7.9 Property Transfer, Merger or Lease-Back. (a) Sell, lease, transfer or otherwise dispose of properties and assets having an aggregate book value of more than $100000 (whether in one transaction or in a series of transactions) except as to (i) the sale of Inventory in the ordinary course of business and (ii) the disposition of Equipment; provided that (A) the proceeds thereof are utilized by such Borrower to purchase Equipment of like kind, function or value, (B) the replacement Equipment is acquired prior to or concurrently with any disposition of Equipment which is to be replaced, and (C) the replacement Equipment is free and clear of all liens other than Permitted Liens; (b) change its name, consolidate with or merge into any other corporation, permit another corporation to merge into it, enter into any reorganization or recapitalization or reclassify its capital stock, (c) without the prior approval of Bank, acquire, during any fiscal year, properties or assets of any other Person(s) if such acquisitions would exceed $2,500000 in the aggregate, or (d) enter into any sale-leaseback transaction.

           7.10 Acquire Securities. Purchase or hold beneficially any stock or other securities of, or make any investment or acquire any interest whatsoever in, any other Person, except for (i) the common stock of the Subsidiaries owned by each Borrower on the date of this Agreement, (ii) certificates of deposit with maturities of one year or less of United States commercial banks with capital, surplus and undivided profits in excess of $100000000 and direct obligations of the United States Government maturing within one year from the date of acquisition thereof, and (iii) commercial paper of domestic corporations maturing no more than 270 days from the date of acquisition a rating of A-l (or comparable rating if the rating system is changed) by Standard & Poor's Rating Service, a division of McGraw/Hill, Inc. or P-1 rating (or comparable rating if the rating system has changed) by Moody's Investors Service, Inc.

           7.11 Acquire Fixed Assets. Acquire or expend for, or commit itself to acquire or expend for, fixed assets by lease, purchase or otherwise in an aggregate amount that exceeds $6000000 per fiscal year.



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           7.12       Pension  Plan.  (a) Allow any fact,  condition or event to occur or exist with respect to any employee pension or profit sharing plans established or maintained by it which might constitute grounds for termination of any such plan or for the court appointment of a trustee to administer any such plan, or (b) permit any such plan to be the subject of termination
proceedings   (whether   voluntary  or  involuntary)   from  which   termination
proceedings there may result a liability of such Borrower, any Guarantor or any of its Subsidiaries to the PBGC which, in the opinion of Bank, will have a materially adverse effect upon the operations, business, property, assets, financial condition or credit of such Borrower, Guarantor or any of its Subsidiaries.

           7.13 Misrepresentation. Furnish Bank with any certificate or other document that contains any untrue statement of a material fact or omits to state a material fact necessary to make such certificate or document not misleading in light of the circumstances under which it was furnished.

           7.14 Margin Stock. Apply any of the proceeds of any Note to the purchase or carrying of any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder.

SECTION 8. PROVISIONS REGARDING ENVIRONMENTAL LAWS

           8.1        Covenants   Regarding   Environmental   Compliance.   Each
Borrower hereby covenants and agrees with Bank as follows:

                      8.1.1 Hazardous Substance Use, Manufacture. Each Borrower shall not use, generate, manufacture, produce, store, release, discharge, or dispose of on, under, or about the Real Property or transport to or from the Real Property any Hazardous Substance, or allow any other person or entity to do so on the Real Property, except in material compliance with all applicable laws (including all applicable Environmental Laws).

                      8.1.2 Compliance with Environmental Laws. Each Borrower shall keep and maintain, or cause to be kept and maintained, the Real Property in compliance with, and shall not cause the Real Property to be in material violation of, any applicable Environmental Law.

                      8.1.3 Notices. Each Borrower shall give prompt written notice to Bank of:

                      (a) any proceeding or written inquiry by any governmental authority with respect to the presence of any Hazardous Substance on the Real Property or the migration thereof from or to other property;

                      (b) all written claims made, or to the best knowledge of each Borrower, threatened by any third party against any Borrower, Guarantor or the Real Property relating to any loss or injury resulting from any Hazardous Substance;



SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 35

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                      (c)  any  Borrower's  or  Guarantor's   discovery  of  any
           occurrence or condition on any real property adjoining or in the vicinity of the Real Property that would reasonably be expected to cause the Real Property or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of the Real Property under any applicable Environmental Law, or
           to  be  otherwise  subject  to  any  material   restrictions  on  the
           ownership, occupancy, transferability or use of the Real Property under any applicable Environmental Law;

                      (d) any written notice of violation or complaint from a governmental authority and relating to an applicable Environmental Law;

                      (e) any written notices or reports any Borrower or Guarantor provides to a governmental authority relating to instances of non-compliance with an applicable Environmental Law; and

                      (f) any written application any Borrower or Guarantor provides to a governmental authority to obtain or amend a permit or approval relating to the generation, storage, treatment, or disposal of a Hazardous Substance or air contaminant.

                      8.1.4 [This Section Intentionally Omitted].

                      8.1.5 Indemnity. Each Borrower shall defend, indemnify and hold harmless Bank, its employees, agents, officers, directors, attorneys, successors and assigns from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, including, without limitation, reasonable attorney's and consultant's fees (said attorneys and consultants to be selected by Bank), investigation and laboratory fees, environmental studies reasonably required by Bank (whether prior to foreclosure or otherwise), court costs and litigation expenses, any of which arise out of or are related to: (a) the use, generation, manufacture, production, storage, presence, disposal, release or threatened release of any Hazardous Substance on, from or affecting the Real Property or the soil, water, vegetation, buildings, personal property, persons or animals thereon, (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance, (c) any lawsuit brought or threatened, settlement reached, or governmental order relating to such Hazardous Substances, (d) the cost of removal of all such Hazardous Substances from all or any portions of the Real Property, (e) taking necessary precautions to protect against the release of Hazardous Substances on or affecting the Real Property, (f) complying with all Environmental Laws, (g) any violation of Environmental Laws or requirements of Bank which are based upon or in any way related to such Hazardous Substances, and/or (h) the costs of any repair, cleanup or remediation of the Real Property and the preparation and implementation of any closure, remedial or other plans required to be undertaken by applicable Environmental Laws. Upon Bank's request, each Borrower shall execute a separate indemnity covering the foregoing matters, containing such terms and provisions required by Bank and not materially more onerous to such Borrower than the indemnity provided in this Section 8.1.5.



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                      8.1.6 Remedial Work. In the event that any  investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "REMEDIAL WORK") is required to be undertaken under any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity because of, or in connection with, the current or reasonably threatened future presence or release of a Hazardous Substance in or into the air, soil, ground water, surface water or soil vapor at, on, about, under or within the Real Property (or any portion thereof), each Borrower shall promptly after written demand for performance thereof by appropriate governmental authorities or Bank (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence, or undertake efforts to require other responsible parties to commence, and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by contractors selected by Borrowers and approved in advance by Bank, and under the supervision of a consulting engineer selected by Borrowers and approved by Bank (which approval Bank shall not unreasonably withhold). All costs and expenses of such Remedial Work shall be paid by Borrowers including, but not limited to, Bank's reasonable attorneys' fees and reasonable costs incurred in connection with its monitoring or review of such Remedial Work except in the event Borrowers shall assert and can establish a good faith defense to any such claims.

                      8.1.7 Certain Rights of Bank. Upon Bank's receipt of notice from any source concerning the existence of any Hazardous Substance or the noncompliance by any Borrower or any Real Property with any Environmental Law, which matter, if true, could result in an order, suit or other action against such Borrower and/or any Real Property and which could, in Bank's sole opinion, jeopardize such Borrower's ability to repay the Indebtedness or Bank's collateral security, Bank shall have the right (but not the obligation) to enter any such Real Property or to take any other actions that Bank deems appropriate to clean up, remove, resolve or minimize the adverse impact of any such matter. The foregoing sentence shall not be deemed to limit any other rights Bank may have under this Agreement, any other document, or at law or in equity. All reasonable costs and expenses incurred by Bank in the exercise of any such rights shall become part of the Indebtedness, shall be secured by the collateral contemplated hereunder, and shall be payable by Borrowers upon demand.

           8.2 Representations and Warranties Relating to Environmental Matters. Each Borrower represents and warrants to Bank that, except as disclosed on Schedule 8.2 hereto:

                      8.2.1 No Existing Violation. None of the Real Property, Borrowers, or Guarantors are in violation of or subject to any existing, pending or, to the knowledge of Borrowers, threatened investigation by any governmental authority under any Environmental Law.

                      8.2.2 No Permits Required. No Borrower or Guarantor has acquired and is required by any applicable Environmental Law to obtain any permits or license to construct or use any improvements, fixtures or equipment forming a part of the Real Property except such permits or licenses as have been obtained.

                      8.2.3 Previous Uses. Each Borrower or its environmental advisors has made diligent inquiry into previous uses and ownership of the Real Property of such Borrower, and


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based upon such inquiry has no knowledge of any Hazardous  Substance disposed of or released on or to the Real Property of such Borrower. To the best of each Borrower's knowledge, no Borrower, Guarantor or their environmental advisors has any knowledge of any Hazardous Substance disposed of or released on or to the Real Property.

                      8.2.4 Use by Borrowers or Guarantors. Borrowers' and Guarantors' prior, present and intended use of the Real Property will not result in the disposal or release of any Hazardous Substance on or to the Real Property except in material compliance with applicable law.

                      8.2.5 Underground Storage. No underground storage tanks, whether or not containing any Hazardous Substances, are located on or under the Real Property.

           8.3 Environmental Risk Assessment. At any time (a) that Bank reasonably believes that Hazardous Substances have been disposed of on, or have been released to or from any of the Real Property in material violation of Environmental Laws, or (b) after an Event of Default arising under Section 9, within thirty (30) days after a written request therefor by Bank, each Borrower shall deliver to Bank a report prepared at such Borrower's cost and expense by an environmental consultant acceptable to Bank, detailing the results of an environmental investigation concerning the Real Property, including results of any soil and ground water samples that may have been taken in connection with such investigation.

           8.4 Survival of Obligations. The provisions of this Section 8 shall be in addition to any and all other obligations and liabilities each Borrower may have to Bank at common law or pursuant to any other agreement and, notwithstanding anything in Section 10.13 hereof to the contrary, shall survive
(a) the repayment of the Notes and all other Indebtedness, (b) the satisfaction of all of each Borrower's other obligations hereunder and under the other Loan Documents, (c) the discharge of any mortgage hereafter granted to Bank, and (d) the foreclosure or acceptance of a deed in lieu of foreclosure of any mortgage hereafter granted to Bank.

SECTION 9. EVENTS OF DEFAULT - ENFORCEMENT - APPLICATION OF
           PROCEEDS

           9.1 Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                      9.1.1 Failure to Pay Monies Due. If each Borrower shall fail to pay, when due, any of the Indebtedness, including, without limitation, any principal or interest under the Notes or any taxes, insurance or other amount payable by such Borrower under this Agreement or under any other Loan Document execution in connection herewith, or if any of such Borrower's Subsidiaries shall fail to pay, when due, any indebtedness, obligation or liability whatsoever of such person to Bank.

                      9.1.2 Misrepresentation. If any warranty or representation of any Borrower in connection with or contained in this Agreement, or if any financial data or other information now


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



or hereafter furnished to Bank by or on behalf of such Borrower, shall prove to be false or misleading in any material respect.

                      9.1.3 Noncompliance with Agreement. If any Borrower, Guarantor or any of their Subsidiaries shall fail to perform in the time and manner required any of its respective obligations or covenants under, or shall fail to comply with any of the provisions of, this Agreement or any other agreement with Bank to which it may be a party, which does not involve the failure to make a payment when due (be it principal, interest, taxes, insurance or otherwise) and which is not cured by such Borrower or Guarantor within thirty
(30) days after the earlier of the date of notice to such Borrower by Bank of such Default or the date Bank is notified, or should have been notified pursuant to such Borrower's obligation under Section 6.1.9 hereof, of such Default.

                      9.1.4 Other Defaults. If any Borrower, Guarantor or any of their Subsidiaries shall default in the payment when due of any of its capital lease obligations or its indebtedness for borrowed money (other than to Bank) in the aggregate amount in excess of $100000 or in the observance or performance of any term, covenant or condition in any agreement or instrument evidencing, securing or relating to such indebtedness, and such default be continued for a period sufficient to permit acceleration of the indebtedness, irrespective of whether any such default shall be forgiven or waived or there has been acceleration by the holder thereof.

                      9.1.5 Judgments. If there shall be rendered against any Borrower, Guarantor or any of their Subsidiaries one or more judgments or decrees involving an aggregate liability of $125000 or more, which has or have become nonappealable and shall remain undischarged, unsatisfied by insurance and unstayed for more than forty-five (45) days, whether or not consecutive; or if a writ of attachment or garnishment against the property of any Borrower, Guarantor or any of their Subsidiaries shall be issued and levied in an action claiming $125000 or more and not released or appealed and bonded/secured in an amount and manner reasonably satisfactory to Bank within forty-five (45) days after such issuance and levy.

                      9.1.6  Business  Suspension,   Bankruptcy,   Etc.  If  any
Borrower, Guarantor or any of their Subsidiaries shall voluntarily suspend transaction of its business; or if any Borrower, Guarantor or any of their Subsidiaries shall not pay its debts as they mature or shall make a general assignment for the benefit of creditors; or proceedings in bankruptcy, or for reorganization or liquidation of any Borrower, Guarantor or any of their Subsidiaries under the Bankruptcy Code or under any other state or federal law for the relief of debtors shall be commenced or shall be commenced against any Borrower, Guarantor or any of their Subsidiaries and shall not be discharged within forty-five (45) days of commencement; or a receiver, trustee or custodian shall be appointed for any Borrower, Guarantor or any of their Subsidiaries or for any substantial portion of their respective properties or assets.

                      9.1.7 Change of Management or Ownership. If (i) Parent shall cease to own and control, beneficially and of record, one hundred percent (100%) of the issued and outstanding capital stock of NASS and HTX, (ii) HTX shall cease to own and control, beneficially and of record, one hundred percent (100%) of HDE or one percent (1%) general partnership interest in


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Partnership, or (iii) if HDE shall cease to own and control, beneficially and of record, ninety-nine percent (99%) limited partnership interest in Partnership.

                      9.1.8 Inadequate Funding or Termination of Employee Benefit Plan(s). If any Borrower, Guarantor or any of their Subsidiaries shall fail to meet its  minimum  funding  requirements  under  Title IV of ERISA  with respect to any employee pension benefit plan subject to Title IV of ERISA established or maintained by it, or if any such plan shall be subject of termination proceedings (whether voluntary or involuntary) and there shall result from such termination proceedings a liability of such Borrower, Guarantor or any of their Subsidiaries to the PBGC which in the reasonable opinion of Bank will have a materially adverse effect upon the operations, business, property, assets, financial condition or credit of such Borrower or any of its Subsidiaries.

                      9.1.9 Occurrence of Certain Reportable Events. If there shall occur, with respect to any pension plan maintained by any Borrower, Guarantor or any of their Subsidiaries any reportable event, within the meaning of Section 4043(b) of ERISA and with respect to which the thirty (30) day notice requirement under 29 C.F.R. ss. 2615 is not waived, which Bank shall determine constitutes a ground for the termination of any such plan, and if such event continues for thirty (30) days after Bank gives written notice to such Borrower, provided that termination of such plan or appointment of such trustee would, in the opinion of Bank, have a materially adverse effect upon the operations, business, property, assets, financial condition or credit of such Borrower, Guarantor or any of their Subsidiaries.

                      9.1.10 Default Under Acquisition Documents. Any event of default shall occur under, or any Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Acquisition Documents.

                      9.1.11 Default Under Restructuring Documents. Any event of default shall occur under, or any Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Restructuring Documents.

           9.2 Acceleration of Indebtedness, Remedies. Upon the occurrence of an Event of Default, all Indebtedness shall be due and payable in full immediately at the option of Bank without presentation, demand, protest, notice of dishonor or other notice of any kind, all of which are hereby expressly waived. Unless all of the Indebtedness is then immediately fully paid, Bank shall have and may exercise any one or more of the rights and remedies for which provision is made for a secured party under the UCC, under the Security Agreements, the Pledge Agreements or under any other document contemplated hereby or for which provision is provided by law or in equity, including, without limitation, the right to take possession and sell, lease or otherwise dispose of any or all of the Collateral and to set off against the Indebtedness any amount owing by Bank to any Borrower and/or any property of such Borrower in possession of Bank. Each Borrower agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and such Borrower. In addition to and not in limitation of the other provisions of this Section 9.2, upon the


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occurrence  of an Event of  Default,  Bank may,  at its  option,  terminate  its commitment under this Agreement to make Revolving Credit Loans.

           9.3 One Obligation; Application of Proceeds. All of the Indebtedness, including the Loans, shall constitute one loan and obligation, secured by Bank's security interest in the Collateral and by all other security interests, mortgages, liens, claims, and encumbrances now and from time to time hereafter granted from each Borrower to Bank. Upon the occurrence of an Event of Default, Bank may in its sole discretion apply the Collateral to any portion of the Indebtedness. The proceeds of any sale or other disposition of the Collateral authorized by this Agreement shall be applied by Bank, first upon all expenses authorized by the UCC or otherwise in connection with the sale and all reasonable attorneys' fees and legal expenses incurred by Bank. The balance of the proceeds of such sale or other disposition shall be applied in the payment of the Indebtedness, first to Bank's costs and expenses, then to interest, then to principal, and then to other Indebtedness. The surplus, if any, shall be paid over to each Borrower or to such other Person or Persons as may be entitled thereto under applicable law. Each Borrower shall remain liable for any deficiency, which such Borrower shall pay to Bank immediately upon demand.

           9.4 Cumulative Remedies. The remedies provided for herein are cumulative to the remedies for collection of the Indebtedness as provided by law, in equity or by any mortgage, security agreement or other document contemplated hereby. Nothing herein contained is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy for the recovery of any other sum to which Bank may be or become entitled for the breach of this Agreement by any Borrower.

           9.5 Payable Upon Demand. To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement or any document contemplated hereby shall be construed to prevent Bank from making demand, without notice and with or without reason, for immediate payment of all or any part of such Indebtedness at any time or times, whether or not a Default or an Event of Default has occurred.

SECTION 10. MISCELLANEOUS.

           10.1 Independent Rights. No single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise thereof, shall preclude other or further exercise of the rights of the parties to this Agreement.

           10.2 Covenant Independence. Each covenant in this Agreement shall be deemed to be independent of any other covenant, and an exception or illegality in one covenant shall not create an exception or illegality in another covenant.

           10.3 Waivers and Amendments. No forbearance on the part of Bank in enforcing any of its rights under this Agreement, nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by any Borrower hereunder, shall constitute a waiver of any of the terms of this Agreement or of any such right. No Default or Event of Default shall


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be waived by Bank  except in a writing  signed  and  delivered  by an officer of
Bank, and no waiver of any other Default or Event of Default shall operate as a waiver of any Default or Event of Default or of the same Default or Event of Default on a future occasion. No other amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes or other documents contemplated hereby shall be effective unless the same shall be in writing and signed and delivered by an officer of Bank.

           10.4 Governing Law. This Agreement, and each and every term and provision hereof, shall be governed by and construed in accordance with the internal law of the State of Texas. If any provisions of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provisions had never been contained herein.

           10.5 Survival of Warranties, Etc. All of each Borrower's covenants, agreements, representations and warranties made in connection with this Agreement and any document contemplated hereby shall survive the borrowing and the delivery of the Notes hereunder and shall be deemed to have been relied upon by Bank notwithstanding any investigation heretofore or hereafter made by Bank. All statements contained in any certificate or other document delivered to Bank at any time by or on behalf of each Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower in connection with this Agreement.

           10.6 Costs and Expenses. Each Borrower agrees that it will reimburse Bank, upon demand, for all costs and expenses incurred by Bank in connection with (a) collecting or attempting to collect the Indebtedness or any part thereof; (b) maintaining or defending Bank's security interests or liens (or the priority thereof); (c) the enforcement of Bank's rights or remedies under this Agreement or the other documents contemplated hereby; (d) the preparation or making of any amendments, modifications, waivers or consents with respect to this Agreement or the other documents contemplated hereby; and/or (e) any other matters or proceedings arising out of or in connection with any lending arrangement between Bank and any Borrower, which costs and expenses include, without limitation, payments made by Bank for taxes, insurance, assessments, or other costs or expenses which such Borrower is required to pay under this Agreement or the other documents contemplated hereby; reasonable expenses related to the examination and appraisal of the Collateral; reasonable audit expenses; court costs and reasonable attorneys' fees (whether in-house or outside counsel is used, whether legal assistants are used, and whether such costs are incurred in formal or informal collection actions, federal bankruptcy proceedings, probate proceedings, on appeal or otherwise); and all other costs and expenses of Bank incurred in connection with any of the foregoing. All Bank's costs and expenses shall become part of the Indebtedness and shall be secured by the Collateral.

           10.7 Payments on Saturdays, Etc. Whenever any payment to be made hereunder shall be stated to be due on a Saturday, Sunday or any other day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension, if any, shall be included in computing interest in connection with such payment.



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           10.8       Binding Effect.  This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of Bank.

           10.9 Maintenance of Records. Each Borrower will keep all of its records concerning its business operations and accounting at its principal place of business. Each Borrower will give Bank prompt written notice of any change in its principal place of business, or in the location of its records.

           10.10 Notices. All notices and communications provided for herein or in any document contemplated hereby or required by law to be given shall be in writing (unless expressly provided to the contrary) and, if personally delivered, effective when delivered at the address below or, in the case of mailing, effective five (5) days after sending by registered or certified mail, postage prepaid, addressed as follows, or to such other address as a party shall have designated to the other in writing in accordance with this section:

If to Borrowers:         Hilite Industries, Inc.
                         1671 South Broadway
                         Carrollton, Texas 75381
                         Attn:      Mr. Daniel W. Brady

                         Hilite Industries Automotive, LP
                         1671 South Broadway
                         Carrollton, Texas  75381
                         Attn:  Mr. Daniel W. Brady

with a copy to:          Parker Chapin Flattau & Klimpl, L.L.P.
                         1211 Avenue of the Americas
                         New York, New York 10036
                         Attn:  Edward R. Mandell, Esq.

If to Bank:              Comerica Bank-Texas
                         P. O. Box 650282
                         Mail Code 6528
                         Dallas, Texas 75262-0282
                         Attn:      J. Michael Park

with a copy to:          Winstead Sechrest & Minick P.C.
                         5400 Renaissance Tower
                         1201 Elm Street
                         Dallas, Texas 75270-2199
                         Attn:  Joe T. Hyde, Esq.



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The giving of at least five (5) days  notice  before  Bank shall take any action described in any notice shall conclusively be deemed reasonable for all purposes; provided, that this shall not be deemed to require Bank to give five
(5) days notice or any notice if not specifically required in this Agreement.

           10.11 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures were upon the same instrument.

           10.12 Headings. Article and section headings in this Agreement are included for the convenience of reference only and shall not constitute a part of this Agreement for any purpose.

           10.13      Release   and   Discharge.   Upon  full   payment  of  the
Indebtedness and performance by each Borrower of all its other obligations hereunder, except as otherwise expressly provided herein, the parties shall thereupon automatically each be fully, finally and forever released and discharged from any claim, liability or obligation in connection with this Agreement and the other documents contemplated hereby.

           10.14 Inconsistency with Other Agreements. To the extent any term or provision contained in this Agreement shall be inconsistent with any provision in any other document or instrument executed in connection herewith, this Agreement shall control.

           10.15 Joint Borrowers. If more than one party executes this Agreement as Borrower, then for the purpose of this Agreement the term "Borrower" shall mean each such party and each such party shall be jointly and severally liable as Borrower for the Indebtedness as defined herein without regard to which party receives the proceeds of any of the Loans. Each such party hereby acknowledges that it expects to derive economic advantage from each of the Loans.

           10.16 WAIVER OF CONSUMER RIGHTS. EACH BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES -- CONSUMER PROTECTION ACT, SECTION
17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWERS' OWN SELECTION, EACH BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. EACH BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT SUCH BORROWER (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO BANK, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

           10.17 WAIVER OF JURY TRIAL. EACH BORROWER AND BANK HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY AND ALL ACTIONS OR PROCEEDINGS AT ANY TIME IN WHICH SUCH BORROWER AND BANK ARE PARTIES ARISING OUT OF THIS AGREEMENT OR THE OTHER DOCUMENTS CONTEMPLATED HEREBY. EACH BORROWER HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION


SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 44

WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

           10.18 Amendment and Restatement. This Agreement and the financing commitments set forth herein constitute an amendment, modification and restatement, but not an extinguishment or novation, of the Existing Loan Agreement and the financing commitments set forth therein. This Agreement and the other Loan Documents are not intended as, and shall not be construed as, a release, impairment or novation of the indebtedness, liabilities and obligations of the Borrower under the Existing Loan Agreement and the other documents contemplated thereby or the liens and security interests granted therein, all of which liens and security interests are hereby modified and affirmed. With respect to matters relating to the period of this Agreement prior to the date hereof, all of the provisions of the Existing Loan Agreement are hereby ratified and confirmed, and shall remain in full force and effect. The Existing Loan Agreement, as modified by the provisions of this Agreement, shall be construed as one agreement.

                  [Remainder of Page Intentionally Left Blank]




SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 45

           IN WITNESS WHEREOF, Borrowers and Bank have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                          HILITE INDUSTRIES, INC.,
                                          a Delaware corporation


                                          By:  /s/ Samuel M. Berry
                                             -----------------------------------
                                               Samuel M. Berry
                                               President


                                          HILITE INDUSTRIES AUTOMOTIVE, LP,
                                          a Texas limited partnership

                                          By:    HILITE INDUSTRIES-TEXAS, INC.,
                                                 a Delaware corporation,
                                                 as its general partner


                                                 By: /s/ Daniel W. Brady
                                             -----------------------------------
                                                     Daniel W. Brady
                                                     Chief Executive Officer


                                          COMERICA BANK-TEXAS


                                          By: /s/ J. Michael Park
                                             -----------------------------------
                                              J. Michael Park, Vice President





SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 46

                                LIST OF EXHIBITS

EXHIBIT A    -     Borrowing Base Certificate
EXHIBIT B    -     Compliance Certificate
EXHIBIT C    -     Revolving Credit Note
EXHIBIT D    -     Equipment Acquisition Note
EXHIBIT E    -     Equipment Note
EXHIBIT F    -     Real Estate Note
EXHIBIT G    -     Telephone Notice Authorization
EXHIBIT H    -     Guaranty


                                LIST OF SCHEDULES

SCHEDULE 5.5     -    Permitted Liens
SCHEDULE 5.11    -    Indebtedness
SCHEDULE 5.12    -    Material Agreements
SCHEDULE 8.2     -    Environmental Disclosures



DB973570130
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SECOND AMENDED AND RESTATED SECURED LOAN AGREEMENT - Page 47

                                                                       EXHIBIT A
                                                                       ---------


                           BORROWING BASE CERTIFICATE

                            [INTENTIONALLY OMITTED]

                                                                       EXHIBIT B
                                                                       ---------

                             COMPLIANCE CERTIFICATE


LENDER:       COMERICA BANK-TEXAS                     DATE:  ___________, 199___

BORROWERS:    HILITE INDUSTRIES, INC. and
              HILITE INDUSTRIES AUTOMOTIVE, LP



           This Compliance Certificate is executed and delivered to Comerica Bank - Texas ("BANK") by Hilite Industries, Inc., a Delaware corporation
("PARENT"), and Hilite Industries Automotive, LP, a Texas limited partnership ("PARTNERSHIP"; together with Parent, "BORROWERS"), this _____ day of _______________, 199___. All capitalized terms used but not defined herein shall have the meanings given to such terms in that certain Second Amended and Restated Secured Loan Agreement, dated January 30, 1998, among Borrowers and Bank (as thereafter renewed, extended, modified and restated from time to time, the "LOAN AGREEMENT"). Each of the undersigned hereby certifies to Bank as follows:

           (1) The undersigned is the duly elected, qualified and acting officer of a Borrower and as such officer is authorized to make and deliver this Compliance Certificate.

           (2) The undersigned has reviewed the provisions of the Loan Agreement and confirms that, as of the date hereof:

                  (a) the representations and warranties contained in Section 5 of the Loan Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof [except as otherwise disclosed on Annex I attached hereto and made a part hereof];

                  (b) no Default or Event of Default has occurred and is continuing or is imminent and Borrowers have complied with all of the terms, covenants and conditions set forth in the Loan Agreement; and

                  (c) attached hereto as Schedule A is a report prepared by the undersigned setting forth information and calculations that demonstrate compliance (or noncompliance) with each of the covenants set forth in Sections 6.5, 6.6 and 6.7 of the Loan Agreement.


Exhibit B, Compliance Certificate - Page 1

The foregoing certificate is given in the undersigned's capacity as an officer of a Borrower, and not in the undersigned's individual capacity.

HILITE INDUSTRIES, INC.,
a Delaware corporation


By:_______________________________
       Samuel M. Berry
       President

HILITE INDUSTRIES AUTOMOTIVE, LP,
a Texas limited partnership

By:    HILITE INDUSTRIES-TEXAS, INC.,
     ______________________________
       a Delaware corporation,
       as its general partner


By:_______________________________
       Daniel W. Brady
       Chief Executive Officer



db973630051
012798 v6
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Exhibit B, Compliance Certificate - Page 2

                                   SCHEDULE A
                            TO COMPLIANCE CERTIFICATE

           A. As of the date of this certificate, all representations and warranties contained in the Loan Agreement are true and correct in all material respects.

           B. As of the date of this certificate, no Event of Default has occurred and is continuing, except as has been disclosed in writing to the Bank, or except as has been waived in writing by the Bank.

           C.        As of the applicable date:

================================================================================
1.   Tangible Effective Net Worth (Annual Test)
--------------------------------------------------------------------------------
     (a) Borrowers' consolidated Tangible Effective Net Worth (as defined in and determined by Section 1.1 of the Loan
         Agreement):                                                    $
--------------------------------------------------------------------------------
     (b) Loan Agreement presently requires Borrowers' consolidated
         Tangible Effective Net Worth be not less than:                 $

         Borrowers are to check one of the following categories relating to the above financial covenant:

         (i)       Covenant Satisfied
         (ii)      Covenant Not Satisfied
         (iii)     Covenant Not Tested
--------------------------------------------------------------------------------
2.   Debt Ratio (Annual Test)
--------------------------------------------------------------------------------
     (a) Borrowers' consolidated Debt (as defined in and determined
         by Section 1.1 of the Loan Agreement):                         $
--------------------------------------------------------------------------------
     (b) Borrowers' consolidated Tangible Effective Net Worth:          $
        -
--------------------------------------------------------------------------------
     (c) Ratio of (i) Borrowers' consolidated Debt to (ii) Borrowers'
         consolidated Tangible Effective Net Worth [(a), (b)]:       ____ to 1.0



SCHEDULE A TO COMPLIANCE CERTIFICATE, Page 1

--------------------------------------------------------------------------------
     (d)  Loan  Agreement  presently  requires  the ratio of (i)
          Borrowers' consolidated Debt to (ii) Borrowers'
          consolidated Tangible Effective Net Worth be not more     ____ to 1.0
          than:

          Borrowers are to check one of the following categories relating to the above financial covenant:

          (i)       Covenant Satisfied
          (ii)      Covenant Not Satisfied
          (iii)     Covenant Not Tested
--------------------------------------------------------------------------------
3.   Cash Flow Coverage Ratio (Quarterly Test based on preceding 12
     ------------------------
     calendar months)
--------------------------------------------------------------------------------
     (a) Borrowers' consolidated Cash Flow (as defined in and
         determined by Section 1.1 of the Loan Agreement):          $
--------------------------------------------------------------------------------
     (b) Borrowers'  consolidated  Current  Maturities  of Long
         Term Debt (as defined in and determined by Section 1.1
         of the
         Loan Agreement):                                           $
--------------------------------------------------------------------------------
     (c) Ratio of (i) Borrowers' consolidated Cash Flow to (ii)
         Borrowers' consolidated Current Maturities of Long Term    ____ to 1.0
         Debt [(a),(b)]:
--------------------------------------------------------------------------------
     (d) Loan  Agreement  presently  requires  the ratio of (i)
         Borrowers' consolidated Cash Flow to (ii) Borrowers'
         consolidated Current Maturities of Long Term Debt be not   ____ to 1.0
         less than:

         Borrowers are to check one of the following categories relating to the above financial covenant:

         (i)       Covenant Satisfied
         (ii)      Covenant Not Satisfied
         (iii)     Covenant Not Tested
================================================================================







db973630051


SCHEDULE A TO COMPLIANCE CERTIFICATE, Page 2

                                                                       EXHIBIT C
                                                                       ---------

                FIFTH AMENDED AND RESTATED REVOLVING CREDIT NOTE


$12,000,000.00                  Dallas, Texas                   January 30, 1998

           FOR VALUE RECEIVED, the undersigned promises to pay to the order of COMERICA BANK-TEXAS (the "Bank") at 1601 Elm Street, Dallas, Texas 75201, on the Termination Date, the principal sum or so much of the principal sum of Twelve Million and No/100ths Dollars ($12,000,000.00) as may from time to time have been advanced and be outstanding hereunder, plus all accrued but unpaid interest hereon.

           All capitalized terms used but not defined herein, shall have the meanings given to such terms in that certain Second Amended and Restated Secured Loan Agreement, dated as of the date hereof, between the undersigned and Bank (as amended, renewed, extended, modified and restated from time to time, the "Agreement").

           Bank may disburse the principal of this Note to Borrowers in one or more Revolving Loans from time to time, in accordance with the Agreement, so long as the outstanding principal balance hereof never at any time exceeds the lesser of (i) the Commitment Amount or (ii) the Borrowing Base in effect at such time. Borrowers shall pay to Bank, on demand, any amount by which the aggregate unpaid principal amount of all Revolving Loans evidenced hereby exceeds the lesser of (i) the Commitment Amount or (ii) the Borrowing Base in effect at such time, together with all interest accrued and unpaid on the amount of such excess. This Note is a Master Note under which sums may or must be repaid from time to time and under which new Revolving Loans are to be made by Bank pursuant to the terms and conditions of the Agreement, and the books and records of Bank shall constitute the best evidence of the amount of the Indebtedness at any time owing hereunder. This Note is the "Revolving Credit Note" referred to in the Agreement, and is subject to the terms and provisions thereof, and the holder hereof is entitled to the benefits thereof and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise in respect thereof, all in accordance with the terms thereof.

           The unpaid principal amount of this Note shall bear interest (i) until maturity (whether by acceleration or otherwise) at all times during which there has not occurred or then exist an Event of Default, at a fluctuating rate per annum equal to the lesser of (a) the Applicable Rate or (b) the Legal Rate (as hereinafter defined); and (ii) after maturity, as well as at all times during which there has occurred or then exists an Event of Default, at a fluctuating rate per annum equal to the lesser of (a) three percent (3.0%) per annum above the Applicable Rate (the "Default Rate") or (b) the Legal Rate (the Applicable Rate and the Default Rate, whichever is in effect at any particular time, being hereinafter referred to as the "Contract Rate"). Interest shall be payable to the extent accrued on the first (1st) day of each consecutive calendar month,


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 1
beginning   February  1,  1998,  until  maturity  (whether  by  acceleration  or otherwise) and from and after such maturity, on demand.

           The term "Applicable Rate" shall mean (i) with respect to any Prime Rate Balance, a fluctuating per annum rate of interest equal to one-half of one percent (0.50%) below the Prime Rate and (ii) with respect to any LIBOR Balance, a per annum rate of interest equal to one and one-quarter of one percent (1.25%) above the LIBOR Rate. Each determination by Bank of the LIBOR Rate or Prime Rate, as the case may be, shall, in the absence of manifest error, be conclusive and binding.

           The term "Prime Rate" shall mean that annual rate of interest designated by the Bank as its prime rate and which is changed by the Bank from time to time. The Bank's prime rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Bank to any of its customers. The Bank may make commercial loans at rates of interest at, above or below its prime rate.

           The term "LIBOR Rate" shall mean, with respect to any LIBOR Interest Period, the interest rate per annum conclusively determined by the Bank to be the per annum, rate (as adjusted for any applicable reserve requirements applicable to "eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Board of Governors (or any successor) which prescribes reserve requirements applicable to "eurocurrency liabilities" as presently defined in Regulation D, or any eurocurrency funding) at which deposits in immediately available funds in U.S. dollars are offered to the Bank (at such time as the Bank elects on the first day of such LIBOR Interest Period) by prime banks in the interbank eurodollar market selected by Bank for delivery on the first day of such LIBOR Interest Period in an amount equal to the principal amount of the corresponding LIBOR Balance for a period equal to the length of such LIBOR Interest Period.

           The term "LIBOR Interest Period" shall mean a period commencing on the date upon which, pursuant to an Interest Notice, the LIBOR Balance begins to accrue interest at the LIBOR Rate (or, in the case of a rollover to a successive LIBOR Interest Period, the last day of the immediately preceding LIBOR Interest Period) and ending 30, 60, 90, 180 or 360 days (whichever is selected by the undersigned in the applicable Interest Notice) after the commencement date; provided, that, (i) any LIBOR Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day (unless such LIBOR Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding LIBOR Business Day); and (ii) any LIBOR Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall, subject to clause (i) above, end on the last LIBOR Business Day of a calendar month.

           The term "LIBOR Business Day" shall mean a day on which dealings in U.S. dollars are carried out in the interbank eurodollar market selected by Bank.


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 2

           The term "Interest Notice" shall mean the written notice given by the undersigned of the Interest Option selected hereunder and specifying the amount of principal to bear interest at the rate selected.

           Subject to the provisions hereof, the undersigned shall have the option (an "Interest Option") exercisable from time to time to designate portions of the unpaid principal balance of this Note to bear interest at the Prime Rate (such portions being herein referred to as a "Prime Rate Balance") or at the LIBOR Rate (such portions being referred to as a "LIBOR Balance"); provided, however, that no LIBOR Balance designated for any LIBOR Interest Period shall be less than $500,000. The Interest Option shall be exercisable, subject to the other limitations in this Note, by the undersigned only in the manner provided below:

                     (i) If the undersigned desires the initial Revolving Loan made hereunder, or a portion thereof, to be a LIBOR Balance, the undersigned shall give the Bank the initial Interest Notice and the initial amounts of the Prime Rate Balance and LIBOR Balance at least two (2) LIBOR Business Days prior to the date hereof. If the required Interest Notice shall not have been timely received by the Bank or the undersigned fails to designate all or any portion of the unpaid principal balance of this Note as either a Prime Rate Balance or a LIBOR Balance, the undersigned shall be deemed conclusively to have designated such amounts to be Prime Rate Balances and to have given the Bank notice of such designation.

                     (ii) At least two (2) LIBOR Business Days prior to the termination of any LIBOR Interest Period for a LIBOR Balance, the
           undersigned shall give the Bank an Interest Notice specifying the Interest Option which is to be applicable to such LIBOR Balance upon the expiration of such LIBOR Interest Period; provided, however, no Interest Option specifying an interest rate based on the LIBOR Rate shall end after the Termination Date. If the required Interest Notice shall not have been timely received by the Bank prior to the expiration of such LIBOR Interest Period, the undersigned shall be deemed conclusively to have designated such LIBOR Balance to become a Prime Rate Balance immediately upon the expiration of such LIBOR Interest Period and to have given the Bank notice of such designation.

                     (iii) The undersigned shall have the right to convert an eligible portion of the Prime Rate Balance to a LIBOR Balance by giving the Bank an Interest Notice of such designation at least two
           (2) LIBOR Business Days prior to the effective date of such exercise. An Interest Notice shall be irrevocable and binding on the undersigned and the undersigned shall indemnify Bank against any loss or expense incurred by Bank due to sums paid or payable to fund the LIBOR Balance when such LIBOR Balance is not made on such date.

           Each change in the interest rate applicable to the Prime Rate Balance or the LIBOR Balance shall become effective without prior notice to the undersigned automatically as of the opening of business on the date of such change in the Prime Rate or the LIBOR Rate, as the case


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 3
may be; provided, that, the LIBOR Rate shall not change during any applicable LIBOR Interest Period. Interest on this Note shall be calculated on the basis of a 360-day year for the actual number of days outstanding.

           If the Bank determines that deposits in U.S. dollars (in the applicable amounts) are not being offered to the Bank in the interbank eurodollar market selected by the Bank for such LIBOR Interest Period, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining a LIBOR Balance for the applicable LIBOR Interest Period, the Bank shall forthwith give notice thereof to the undersigned, whereupon until the Bank notifies the undersigned that such circumstances no longer exist, (i) the right of the undersigned to select an Interest Option based upon the LIBOR Rate shall be suspended, and (ii) each LIBOR Balance in effect shall thereupon automatically be converted into a Prime Rate Balance in accordance with the provisions hereof. If notice has been given by the Bank to the undersigned requiring a LIBOR Balance to be repaid or converted, then unless and until the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the only Interest Option available shall be a rate based upon the Prime Rate. If the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the undersigned may thereafter select a rate based upon the LIBOR Rate in accordance with the terms of this Note.

           If the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impractical for the Bank to make or maintain a LIBOR Balance, the Bank shall so notify the undersigned and any then-existing LIBOR Balance shall automatically convert to a Prime Rate Balance either (i) on the last day of the then-current LIBOR Interest Period applicable to such LIBOR Balance, if the Bank may lawfully continue to maintain and fund such LIBOR Balance to such day, or (ii) immediately, if the Bank may not lawfully continue to maintain such LIBOR Balance to such day.

           If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject the Bank to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any LIBOR Balance, this Note or the Bank's obligation to compute interest on the principal balance of this Note at a rate based upon the LIBOR Rate, or shall change the basis of taxation of payments to the Bank of the principal of or interest on any LIBOR Balance or any other amounts due under this Note in respect of any LIBOR Balance or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate, or (ii) any governmental authority, central bank or other


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 4
comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System) other than as is included above, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank, or shall impose on the Bank (or its eurodollar lending office) or any relevant interbank eurodollar market any other condition affecting any LIBOR Balance, this Note or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate; and the result of any of the foregoing is to increase the cost to the Bank of maintaining any LIBOR Balance, or to reduce the amount of any sum received or receivable by the Bank under this Note by an amount deemed by the Bank to be material, then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. The Bank will promptly notify the undersigned of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this paragraph. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

           The undersigned may not repay any LIBOR Balance or convert all or any portion of a LIBOR Balance to a Prime Rate Balance prior to the expiration of the applicable LIBOR Interest Period, unless (i) such repayment or conversion is specifically required by the terms of this Note, (ii) the Bank demands that such repayment or conversion be made, or (iii) the Bank, in its sole discretion, consents to such repayment or conversion. If for any reason any LIBOR Balance is repaid or converted prior to the expiration of the corresponding LIBOR Interest Period, the undersigned shall pay to the Bank on demand any amounts required to compensate the Bank for any losses, costs or expenses which it may incur as a result of such repayment or conversion. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

           This Note is secured by the Collateral described in the Agreement (including, without limitation, all Accounts, Chattel Paper, Documents, Equipment, Fixtures, Real Property, General Intangibles, Goods, Instruments and Inventory of North American Spring & Stamping Corp. (Delaware), Hilite Industries-Texas, Inc., Hilite Industries-Delaware, Inc., and the undersigned), and reference is hereby made to the Agreement for, among other things, the conditions under which this Note may or must be paid in whole or in part prior to its due date or its due date accelerated. Bank is hereby granted a security interest in all property of the undersigned at any time in the possession of Bank or any Affiliate of Bank (or as to which Bank or any Affiliate of Bank at any time controls possession by documents or otherwise) and in all balances of deposit or other accounts (including, without limitation, an account evidenced by a certificate of deposit) of the undersigned from time to time with Bank or any Affiliate of Bank.

           If an Event of Default occurs and is not cured within the time, if any, provided for by the Agreement, or the undersigned or any indorser, guarantor or accommodation party (or any of them) fails to pay this Note or any Indebtedness when due (by demand, upon maturity, upon


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 5
acceleration or otherwise), Bank may at its option and without prior notice to the undersigned or any indorser, guarantor or accommodation party (or any of them) exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given to a secured party under applicable law, including, without limitation, the right to accelerate this Note and any other Indebtedness and the right to sell or liquidate all or any portion of the Collateral, and may set off against the principal of and interest on this Note or against any other Indebtedness (i) any amount owing by Bank to the undersigned, (ii) any property of the undersigned at any time in the possession of Bank or any Affiliate of Bank, and (iii) any amount in any deposit or other account (including, without limitation, an account evidenced by a certificate of deposit) of the undersigned with Bank or any Affiliate of Bank.

           If at any time the relevant Contract Rate exceeds the Legal Rate, the interest payable hereunder shall be computed upon the basis of the Legal Rate, but any subsequent reduction in the relevant Contract Rate shall not reduce the applicable interest rate hereunder below the Legal Rate until the aggregate amount of interest accrued and payable hereunder equals the total amount of interest which would have accrued hereunder if the applicable interest rate hereunder had been at all times computed solely on the basis of the relevant Contract Rate.

           No agreements, conditions, provisions or stipulations contained in this Note, or the default of the undersigned, or the exercise by the holder hereof of the right to accelerate the payment or the maturity of principal and interest, or to exercise any option whatsoever contained herein, or in any other agreements between the undersigned and Bank, or the arising of any contingency whatsoever, shall entitle the holder of this Note to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal law as now or as may hereinafter be in effect (the "Legal Rate"). Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the "applicable rate ceiling" from time to time in effect under Article 5069-1D.001 et seq., Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), as amended or codified. All agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned to pay a rate of interest exceeding the Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate (the "Excess"), the undersigned acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be first applied to reduce the principal then unpaid hereunder; second, applied to reduce any obligation for other Indebtedness of the undersigned to Bank; and third, returned to the undersigned, it being the intention of the parties hereto not to enter at any time into an usurious or other illegal relationship. The undersigned recognizes that such an unintentional result could inadvertently occur. By the execution of this Note, the undersigned covenants that (i) the credit or return of any Excess shall constitute the acceptance by the undersigned of such Excess, and (ii) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Bank or any holder hereof based, in whole or in part, upon the charging or receiving of any interest in excess of the Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank or any holder hereof, all interest at any time


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 6
contracted for, charged or received by Bank or any holder hereof, in connection with this Note, shall be amortized, prorated, allocated and spread in equal parts during the entire term of the Notes. For the sole purpose of computing the extent of the Indebtedness and obligations of the undersigned asserted hereunder by Bank or any holder hereof, the figures set forth herein and the provisions hereof shall be automatically recomputed by the undersigned, and by any court considering the same, to give effect to the adjustments or credits required by this paragraph. Except for any applicable unused line fees incurred pursuant to the terms of the Agreement, no interest shall accrue hereunder until the date of the first Revolving Loan made by Bank; thereafter, interest on all Revolving Loans shall accrue and be computed on the principal balance outstanding from time to time hereunder until the same is paid in full.

           All notices required or permitted under this Note shall be in writing and shall be deemed to have been delivered when delivered in accordance with the provisions of the Agreement.

           THE UNDERSIGNED AND ALL ACCOMMODATION PARTIES, GUARANTORS AND ENDORSERS, IF ANY, (I) WAIVE DEMAND AND NOTICE OF DEMAND, (II) WAIVE PRESENTMENT, NOTICE OF INTENTION TO DEMAND, PROTEST AND NOTICE OF PROTEST, NOTICE OF DISHONOR, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, AND ALL OTHER NOTICES OTHER THAN AS EXPRESSLY PROVIDED IN THE AGREEMENT, (III) AGREE THAT NO EXTENSION OR INDULGENCE TO THE UNDERSIGNED OR RELEASE OR NON-ENFORCEMENT OF ANY SECURITY, WHETHER WITH OR WITHOUT NOTICE, SHALL AFFECT THE OBLIGATIONS OF ANY ACCOMMODATION PARTY, GUARANTOR OR ENDORSER, AND (IV) AGREE TO REIMBURSE THE HOLDER OF THIS NOTE FOR ANY AND ALL COSTS AND EXPENSES INCURRED IN COLLECTING OR ATTEMPTING TO COLLECT ANY AND ALL PRINCIPAL AND INTEREST UNDER THIS NOTE (INCLUDING, BUT NOT LIMITED TO, COURT COSTS AND REASONABLE ATTORNEYS' FEES, WHETHER IN-HOUSE OR OUTSIDE COUNSEL IS USED AND WHETHER SUCH COSTS AND EXPENSES ARE INCURRED IN FORMAL OR INFORMAL COLLECTION ACTIONS, FEDERAL BANKRUPTCY PROCEEDINGS, APPELLATE PROCEEDINGS, PROBATE PROCEEDINGS, OR OTHERWISE).

           THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE (FORMERLY CHAPTER 15 OF THE TEXAS CREDIT CODE (VERNON'S TEXAS CIVIL STATUTES), ARTICLE 5069-15), AS AMENDED, ARE SPECIFICALLY DECLARED BY THE UNDERSIGNED NOT TO BE APPLICABLE TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE.

           The undersigned, if two or more in number, shall be jointly and severally bound hereunder.

           The indebtedness evidenced by this Note is in amendment, modification and restatement, but not an extinguishment or novation, of the indebtedness evidenced by that certain Fourth Amended and Restated Revolving Credit Note dated August 29, 1997, in the original principal


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 7
amount of $12,000,000.00 executed by Hilite Industries, Inc. and payable to the order of Bank, and the provisions of this Note are in amendment, modification and restatement of the provisions of such note.

           This Note shall bind the undersigned and the undersigned's respective heirs, personal representatives, successors and assigns.


                         [PAGE INTENTIONALLY LEFT BLANK]


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 8

           IN WITNESS WHEREOF, the undersigned has executed this Note this 30th day of January, 1998.

HILITE INDUSTRIES, INC.,
a Delaware corporation


By:__________________________________
       Samuel M. Berry
       President

HILITE INDUSTRIES AUTOMOTIVE, LP,
a Texas limited partnership

By:    HILITE INDUSTRIES-TEXAS, INC.,
   __________________________________
       a Delaware corporation,
       as its general partner


       By:__________________________________
            Daniel W. Brady
            Chief Executive Officer



db973560141
012798 v8
333:3134-488


FIFTH AMENDED AND RESTATED
REVOLVING CREDIT NOTE - Page 9

                                                                       EXHIBIT D
                                                                       ---------

                           EQUIPMENT ACQUISITION NOTE


Dallas, Texas                   __________, 199__                  $____________

           FOR VALUE RECEIVED, the undersigned promises to pay To the order of COMERICA BANK-TEXAS (the "Bank") at 1601 Elm Street, Dallas, Texas 75201, the principal sum of ___________________ and ______/100ths Dollars ($____________)
in consecutive monthly installments of principal in the amount of ______________________ and _______/100ths Dollars ($____________) each, beginning _______________, 199__, and on the _____ day of each calendar month thereafter, plus interest on the unpaid principal balance of this Note at the Applicable Rate (hereinafter defined), on the first day of each month during the term of this Note, beginning ____________ until maturity, and thereafter at a default rate equal to the rate of interest otherwise prevailing hereunder plus three percent (3%) per annum (but in no event in excess of the Legal Rate, as hereinafter defined), with all outstanding principal and accrued but unpaid interest due and payable in full on the earlier of (i) five (5) years from the date hereof, or (ii) at Bank's sole option, the Termination Date.

           All capitalized terms used but not defined herein, shall have the meanings given to such terms in that certain Second Amended and Restated Secured Loan Agreement, dated January __, 1998, among the undersigned and Bank (as renewed, extended, modified and restated from time to time, the "Agreement").

           This Note is an "Equipment Acquisition Note" as described in the Agreement, and is subject to the terms and provisions thereof, and the holder hereof is entitled to the benefits thereof and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise in respect thereof, all in accordance with the terms thereof.

           Subject to the provisions hereof, the undersigned shall have the option (an "Interest Option") exercisable from time to time to designate portions of the unpaid principal balance of this Note to bear interest at the Prime Rate (such portions being herein referred to as a "Prime Rate Balance") or at the LIBOR Rate (such portions being herein referred to as a "LIBOR Balance"), provided, however, that no LIBOR Balance designated for any LIBOR Interest Period (hereinafter defined) shall be less than $500,000.

           The term "Applicable Rate", as used herein, shall mean (i) with respect to any Prime Rate Balance outstanding from time to time, a fluctuating per annum rate of interest equal to the Prime Rate, and (ii) with respect to any LIBOR Balance outstanding from time to time, a per annum rate of interest equal to one and one-half percent (1.5%) above the LIBOR Rate for the LIBOR Interest Period then in effect with respect to such LIBOR Balance. Each determination by Bank of the LIBOR Rate or Prime Rate, as the case may be, shall, in the absence of manifest error, be conclusive and binding.



EQUIPMENT ACQUISITION NOTE - Page 1

           The term "Interest Notice" shall mean the written notice given by the undersigned of the Interest Option selected hereunder and specifying the amount of principal to bear interest at the rate selected.

           The term "Prime Rate", as used herein, shall mean that annual rate of interest designated by the Bank as its prime rate and which is changed by the Bank from time to time. The Bank's prime rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Bank to any of its customers. The Bank may make commercial loans at rates of interest at, above or below its prime rate.

           The term "LIBOR Rate", as used herein, shall mean, with respect to any LIBOR Interest Period, the interest rate per annum conclusively determined by the Bank to be the per annum rate (as adjusted for any applicable reserve requirements applicable to "eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Board of Governors (or any successor) which prescribes reserve requirements applicable to "eurocurrency liabilities" as presently defined in Regulation D, or any eurocurrency funding) at which deposits in immediately available funds in U.S. dollars are offered to the Bank (at such time as the Bank elects on the first day of such LIBOR Interest Period) by prime banks in the interbank eurodollar market selected by Bank for delivery on the first day of such LIBOR Interest Period in an amount equal to the principal amount of the corresponding LIBOR Balance for a period equal to the length of such LIBOR Interest Period.

           The term "LIBOR Interest Period", as used herein, shall mean, with respect to any LIBOR Balance, a period commencing on the date upon which, pursuant to an Interest Notice, the principal amount of such LIBOR Balance begins to accrue interest at the LIBOR Rate (or, in the case of a rollover to a successive LIBOR Interest Period, the last day of the immediately preceding LIBOR Interest Period) and ending 30, 60, 90, 180 or 360 days (whichever is selected by the undersigned in the applicable Interest Notice) after the commencement date; provided, that: (i) any LIBOR Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day (unless such LIBOR Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding LIBOR Business Day); and (ii) any LIBOR Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall, subject to clause (A) above, end on the last LIBOR Business Day of a calendar month.

           The term "LIBOR Business Day", as used herein, shall mean a day on which dealings in U.S. dollars are carried out in the interbank eurodollar market selected by Bank.

           The Interest Option shall be exercisable by the undersigned subject to the other limitations in this Note on the undersigned's option to designate a portion of the unpaid principal balance hereof as a LIBOR Balance and only in the manner provided below:

        (i) At least two (2) LIBOR Business Days prior to the date hereof the undersigned shall give the Bank (an Interest Notice) specifying the initial Interest Option(s) and the respective


EQUIPMENT ACQUISITION NOTE - Page 2
initial amounts of the Prime Rate Balance, and LIBOR Balance designated by the undersigned. If the required Interest Notice shall not have been timely received by the Bank or fails to designate all or any portion of the unpaid principal balance of this Note as either a Prime Rate Balance or a LIBOR Balance in accordance with the terms and provisions of this Note, the undersigned shall be deemed conclusively to have designated such amounts to be a Prime Rate Balance and to have given the Bank notice of such designation.

       (ii) At least two (2) LIBOR Business Days prior to the termination of any LIBOR Interest Period for a LIBOR Balance, the undersigned shall give the Bank an Interest Notice specifying the Interest Option which is to be applicable to such LIBOR Balance upon the expiration of such LIBOR Interest Period, provided, however, no Interest Option specifying an interest rate based on the LIBOR Rate shall end after the Termination Date. If the required Interest Notice shall not have been timely received by the Bank prior to the expiration of such LIBOR Interest Period, the undersigned shall be deemed conclusively to have designated such LIBOR Balance to become a Prime Rate Balance immediately upon the expiration of such LIBOR Interest Period and to have given the Bank notice of such designation.

      (iii) The undersigned shall have the right to convert an eligible portion of the Prime Rate Balance to a LIBOR Balance by giving the Bank an Interest Notice of such designation at least two (2) LIBOR Business Days prior to the effective date of such exercise. Additionally, upon termination of any LIBOR Interest Period, the undersigned shall have the right, on any LIBOR Business Day, to convert all or a portion of such principal amount from the LIBOR Balance to a Prime Rate Balance by giving Bank an Interest Notice of such selection at least two (2) LIBOR Business Days prior to effective date of such exercise. An Interest Notice shall be irrevocable and binding on the undersigned and the undersigned shall indemnify Bank against any loss or expense incurred by Bank due to sums paid or payable to fund the LIBOR Balance when such LIBOR Balance is not made on such date.

           Each change in the interest rate applicable to the Prime Rate Balance or the LIBOR Balance shall become effective without prior notice to the undersigned automatically as of the opening of business on the date of such change in the Prime Rate or the LIBOR Rate, as the case may be provided, that, the LIBOR Rate shall not change during any applicable LIBOR Interest Period. Interest on this Note shall be calculated on the basis of a 360-day year for the actual number of days outstanding.

           If the Bank determines that deposits in U.S. dollars (in the applicable amounts) are not being offered to the Bank in the interbank eurodollar market selected by the Bank for such LIBOR Interest Period, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining a LIBOR Balance for the applicable LIBOR Interest Period, the Bank shall forthwith give notice thereof to the undersigned, whereupon until the Bank notifies the undersigned that such circumstances no longer exist, (i) the right of the undersigned to select an Interest Option based upon the LIBOR Rate shall be suspended, and (ii) each LIBOR Balance in effect shall thereupon automatically be converted into a Prime Rate Balance in accordance with the provisions hereof. If notice has been given by the Bank to the undersigned requiring a LIBOR Balance to be repaid or converted, then


EQUIPMENT ACQUISITION NOTE - Page 3
unless and until the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the only Interest Option available shall be a rate based upon the Prime Rate. If the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the undersigned may thereafter select a rate based upon the LIBOR Rate in accordance with the terms of this Note.

           If the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impractical for the Bank to make or maintain a LIBOR Balance, the Bank shall so notify the undersigned and any then-existing LIBOR Balance shall automatically convert to a Prime Rate Balance either (i) on the last day of the then-current LIBOR Interest Period applicable to such LIBOR Balance, if the Bank may lawfully continue to maintain and fund such LIBOR Balance to such day, or (ii) immediately, if the Bank may not lawfully continue to maintain such LIBOR Balance to such day.

           If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject the Bank to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any LIBOR Balance, this Note or the Bank's obligation to compute interest on the principal balance of this Note at a rate based upon the LIBOR Rate, or shall change the basis of taxation of payments to the Bank of the principal of or interest on any LIBOR Balance or any other amounts due under this Note in respect of any LIBOR Balance or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate, or (ii) any governmental authority, central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System) other than as is included above, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank, or shall impose on the Bank (or its eurodollar lending office) or any relevant interbank eurodollar market any other condition affecting any LIBOR Balance, this Note or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate; and the result of any of the foregoing is to increase the cost to the Bank of maintaining any LIBOR Balance, or to reduce the amount of any sum received or receivable by the Bank under this Note by an amount deemed by the Bank to be material, then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. The Bank will promptly notify the undersigned of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this paragraph. A certificate of the Bank claiming compensation under this paragraph and setting


EQUIPMENT ACQUISITION NOTE - Page 4
forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

           The undersigned may not repay any LIBOR Balance or convert all or any portion of a LIBOR Balance to a Prime Rate Balance prior to the expiration of the applicable LIBOR Interest Period, unless (i) such repayment or conversion is specifically required by the terms of this Note, (ii) the Bank demands that such repayment or conversion be made, or (iii) the Bank, in its sole discretion, consents to such repayment or conversion. If for any reason any LIBOR Balance is repaid or converted prior to the expiration of the corresponding LIBOR Interest Period, the undersigned shall pay to the Bank on demand any amounts required to compensate the Bank for any losses, costs or expenses which it may incur as a result of such repayment or conversion. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

           The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error. Interest shall accrue and be computed on the principal balance outstanding from time to time hereunder until the same is paid in full.

           This Note is secured by the Collateral described in the Agreement (including, without limitation, all Accounts, Chattel Paper, Documents, Equipment, Fixtures, Real Property, General Intangibles, Goods, Instruments and Inventory of North American Spring & Stamping Corp. (Delaware), Hilite Industries-Texas, Inc., Hilite Industries-Delaware, Inc., and the undersigned), and reference is hereby made to the Agreement for, among other things, the conditions under which this Note may or must be paid in whole or in part prior to its due date. Bank is hereby granted a security interest in all property of the undersigned at any time in the possession of Bank or any Affiliate of Bank (or as to which Bank or any Affiliate of Bank at any time controls possession by documents or otherwise) and in all balances of deposit or other accounts (including, without limitation, an account evidenced by a certificate of deposit).

           If an Event of Default occurs and is not cured within the time, if any, provided for by the Agreement, or the undersigned or any indorser, guarantor or accommodation party (or any of them) fails to pay this Note or any other Indebtedness when due (by demand, upon maturity, upon acceleration or otherwise) then the Bank may at its option and without prior notice to the undersigned or any indorser, guarantor or accommodation party (or any of them) exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given to a secured party under applicable law, including, without limitation, the right to accelerate this Note and any other Indebtedness and the right to sell or liquidate all or any portion of the Collateral, and may set off against the principal of and interest on this Note or against any other Indebtedness (i) any amount owing by Bank to the undersigned, (ii) any property of the undersigned at any time in the possession of Bank or any Affiliate of Bank, and (iii) any amount in any deposit or other account (including, without limitation, an account evidenced by a certificate of deposit) of the undersigned with Bank or any Affiliate of Bank.



EQUIPMENT ACQUISITION NOTE - Page 5

           This Note shall bind the undersigned and the undersigned's heirs, personal representatives, successors and assigns.

           If at any time the relevant Contract Rate exceeds the Legal Rate, the interest payable hereunder shall be computed upon the basis of the Legal Rate, but any subsequent reduction in the relevant Contract Rate shall not reduce the applicable interest rate hereunder below the Legal Rate until the aggregate amount of interest accrued and payable hereunder equals the total amount of interest which would have accrued hereunder if the applicable interest rate hereunder had been at all times computed solely on the basis of the relevant Contract Rate.

           No agreements, conditions, provisions or stipulations contained in this Note, or the default of the undersigned, or the exercise by the holder hereof of the right to accelerate the payment or the maturity of principal and interest, or to exercise any option whatsoever contained herein, or in any other agreements between the undersigned and Bank, or the arising of any contingency whatsoever, shall entitle the holder of this Note to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal law as now or as may hereinafter be in effect (the "Legal Rate"). Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the "applicable rate ceiling" from time to time in effect under Article 5069-1D.001 et seq., Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), as amended or codified. All agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned to pay a rate of interest exceeding the Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate (hereinafter referred to as the "Excess"), the undersigned acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be first applied to reduce the principal then unpaid hereunder; second, applied to reduce any obligation for other Indebtedness of the undersigned to Bank; and third, returned to the undersigned, it being the intention of the parties hereto not to enter at any time into an usurious or other illegal relationship. The undersigned recognizes that such an unintentional result could inadvertently occur. By the execution of this Note, the undersigned covenants that (a) the credit or return of any Excess shall constitute the acceptance by the undersigned of such Excess, and (b) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Bank or any holder hereof based, in whole or in part, upon the charging or receiving of any interest in excess of the Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank or any holder hereof, all interest at any time contracted for, charged or received by Bank or any holder hereof, in connection with this Note, shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Note. For the sole purpose of computing the extent of the Indebtedness and obligations of the undersigned asserted hereunder by Bank or any holder hereof, the figures set forth herein and the provisions hereof shall be automatically recomputed by the undersigned, and by any court considering the same, to give effect to the adjustments or credits required by this paragraph.



EQUIPMENT ACQUISITION NOTE - Page 6

           THE UNDERSIGNED AND ALL ACCOMMODATION PARTIES, GUARANTORS AND ENDORSERS, IF ANY, (I) WAIVE DEMAND AND NOTICE OF DEMAND, (II) WAIVE PRESENTMENT, NOTICE OF INTENTION TO DEMAND, PROTEST AND NOTICE OF PROTEST, NOTICE OF DISHONOR, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, AND ALL OTHER NOTICES OTHER THAN AS EXPRESSLY PROVIDED IN THE AGREEMENT, (III) AGREE THAT NO EXTENSION OR INDULGENCE TO THE UNDERSIGNED OR RELEASE OR NON-ENFORCEMENT OF ANY SECURITY, WHETHER WITH OR WITHOUT NOTICE, SHALL AFFECT THE OBLIGATIONS OF ANY ACCOMMODATION PARTY, GUARANTOR OR ENDORSER, AND (IV) AGREE TO REIMBURSE THE HOLDER OF THIS NOTE FOR ANY AND ALL COSTS AND EXPENSES INCURRED IN COLLECTING OR ATTEMPTING TO COLLECT ANY AND ALL PRINCIPAL AND INTEREST UNDER THIS NOTE (INCLUDING, BUT NOT LIMITED TO, COURT COSTS AND REASONABLE ATTORNEYS' FEES, WHETHER IN-HOUSE OR OUTSIDE COUNSEL IS USED AND WHETHER SUCH COSTS AND EXPENSES ARE INCURRED IN FORMAL OR INFORMAL COLLECTION ACTIONS, FEDERAL BANKRUPTCY PROCEEDINGS, APPELLATE PROCEEDINGS, PROBATE PROCEEDINGS, OR OTHERWISE.

           The undersigned, if two or more in number, shall be jointly and severally bound hereunder.

           All notices required or permitted under this Note shall be in writing and shall be deemed to have been delivered when delivered in accordance with the provisions of the Agreement.

           IN WITNESS WHEREOF, the undersigned has executed this Note this _____ day of ____________, 199__.

HILITE INDUSTRIES, INC.


By:______________________________
       Name:
       Title:




EQUIPMENT ACQUISITION NOTE - Page 7

HILITE INDUSTRIES AUTOMOTIVE, LP,
a Texas limited partnership

By:    HILITE INDUSTRIES-TEXAS, INC.,
     ------------------------------------
       a Delaware corporation,
       as its general partner


       By:________________________________
            Name:
            Title:


DB973560127
012198 v7
333:3134-488


EQUIPMENT ACQUISITION NOTE - Page 8

                                                                       EXHIBIT E
                                                                       ---------


                       AMENDED AND RESTATED EQUIPMENT NOTE


Dallas, Texas                 January 30, 1998                    $13,700,000.00

           FOR VALUE RECEIVED, the undersigned promises to pay to the order of Comerica Bank-Texas ("Bank"), at any office of the Bank in the State of Texas, THIRTEEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($13,700,000.00) in fifty-four (54) consecutive monthly installments of principal in the amount of One Hundred Sixty-Three Thousand Ninety-Five and 23/100ths Dollars ($163,095.23) each, beginning February 1, 1998, and on the first day of each calendar month thereafter, plus interest on the unpaid principal balance of this Note at the Applicable Rate (hereinafter defined), on the first day of each month during the term of this Note, beginning February 1, 1998 until maturity, and thereafter at a default rate equal to the rate of interest otherwise prevailing hereunder plus three percent (3%) per annum (but in no event in excess of the Legal Rate, as hereinafter defined), with all outstanding principal and accrued but unpaid interest due and payable in full on the earlier of July 20, 2002 or the Termination Date.

           All capitalized terms used but not defined herein, shall have the meanings given to such terms in that certain Second Amended and Restated Secured Loan Agreement, as of even date herewith, among the undersigned and Bank (as renewed, extended, modified and restated from time to time, the "Agreement").

           This Note is the "Equipment Note" referred to in the Agreement, and is subject to the terms and provisions thereof, and the holder hereof is entitled to the benefits thereof and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise in respect thereof, all in accordance with the terms thereof.

           Subject to the provisions hereof, the undersigned shall have the option (an "Interest Option") exercisable from time to time to designate portions of the unpaid principal balance of this Note to bear interest at the Prime Rate (such portions being herein referred to as a "Prime Rate Balance") or at the LIBOR Rate (such portions being herein referred to as a "LIBOR Balance"), provided, however, that no LIBOR Balance designated for any LIBOR Interest Period (hereinafter defined) shall be less than $500,000.

           The term "Applicable Rate", as used herein, shall mean (i) with respect to any Prime Rate Balance outstanding from time to time, a fluctuating per annum rate of interest equal to the Prime Rate, and (ii) with respect to any LIBOR Balance outstanding from time to time, a per annum rate of interest equal to one and one-half percent (1.5%) above the LIBOR Rate for the LIBOR Interest Period then in effect with respect to such LIBOR Balance. Each determination by Bank of the LIBOR Rate or Prime Rate, as the case may be, shall, in the absence of manifest error, be conclusive and binding.


AMENDED AND RESTATED EQUIPMENT NOTE - Page 1

           The term "Interest Notice" shall mean the written notice given by the undersigned of the Interest Option selected hereunder and specifying the amount of principal to bear interest at the rate selected.

           The term "Prime Rate", as used herein, shall mean that annual rate of interest designated by the Bank as its prime rate and which is changed by the Bank from time to time. The Bank's prime rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Bank to any of its customers. The Bank may make commercial loans at rates of interest at, above or below its prime rate.

           The term "LIBOR Rate", as used herein, shall mean, with respect to any LIBOR Interest Period, the interest rate per annum conclusively determined by the Bank to be the per annum rate (as adjusted for any applicable reserve requirements applicable to "eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Board of Governors (or any successor) which prescribes reserve requirements applicable to "eurocurrency liabilities" as presently defined in Regulation D, or any eurocurrency funding) at which deposits in immediately available funds in U.S. dollars are offered to the Bank (at such time as the Bank elects on the first day of such LIBOR Interest Period) by prime banks in the interbank eurodollar market selected by Bank for delivery on the first day of such LIBOR Interest Period in an amount equal to the principal amount of the corresponding LIBOR Balance for a period equal to the length of such LIBOR Interest Period.

           The term "LIBOR Interest Period", as used herein, shall mean, with respect to any LIBOR Balance, a period commencing on the date upon which, pursuant to an Interest Notice, the principal amount of such LIBOR Balance begins to accrue interest at the LIBOR Rate (or, in the case of a rollover to a successive LIBOR Interest Period, the last day of the immediately preceding LIBOR Interest Period) and ending 30, 60, 90, 180 or 360 days (whichever is selected by the undersigned in the applicable Interest Notice) after the commencement date; provided, that: (i) any LIBOR Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day (unless such LIBOR Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding LIBOR Business Day); and (ii) any LIBOR Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall, subject to clause (A) above, end on the last LIBOR Business Day of a calendar month.

           The term "LIBOR Business Day", as used herein, shall mean a day on which dealings in U.S. dollars are carried out in the interbank eurodollar market selected by Bank.

           The Interest Option shall be exercisable by the undersigned subject to the other limitations in this Note on the undersigned's option to designate a portion of the unpaid principal balance hereof as a LIBOR Balance and only in the manner provided below:

             (i) At least two (2) LIBOR Business Days prior to the date hereof the undersigned shall give the Bank (an Interest Notice) specifying the initial Interest Option(s) and the respective


AMENDED AND RESTATED EQUIPMENT NOTE - Page 2 initial amounts of the Prime Rate Balance, and LIBOR Balance designated by the undersigned. If the required Interest Notice shall not have been timely received by the Bank or fails to designate all or any portion of the unpaid principal balance of this Note as either a Prime Rate Balance or a LIBOR Balance in accordance with the terms and provisions of this Note, the undersigned shall be deemed conclusively to have designated such amounts to be a Prime Rate Balance and to have given the Bank notice of such designation.

            (ii) At least two (2) LIBOR Business Days prior to the termination of any LIBOR Interest Period for a LIBOR Balance, the undersigned shall give the Bank an Interest Notice specifying the Interest Option which is to be applicable to such LIBOR Balance upon the expiration of such LIBOR Interest Period, provided, however, no Interest Option specifying an interest rate based on the LIBOR Rate shall end after the Termination Date. If the required Interest Notice shall not have been timely received by the Bank prior to the expiration of such LIBOR Interest Period, the undersigned shall be deemed conclusively to have designated such LIBOR Balance to become a Prime Rate Balance immediately upon the expiration of such LIBOR Interest Period and to have given the Bank notice of such designation.

           (iii) The undersigned shall have the right to convert an eligible portion of the Prime Rate Balance to a LIBOR Balance by giving the Bank an Interest Notice of such designation at least two (2) LIBOR Business Days prior to the effective date of such exercise. Additionally, upon termination of any LIBOR Interest Period, the undersigned shall have the right, on any LIBOR Business Day, to convert all or a portion of such principal amount from the LIBOR Balance to a Prime Rate Balance by giving Bank an Interest Notice of such selection at least two (2) LIBOR Business Days prior to effective date of such exercise. An Interest Notice shall be irrevocable and binding on the undersigned and the undersigned shall indemnify Bank against any loss or expense incurred by Bank due to sums paid or payable to fund the LIBOR Balance when such LIBOR Balance is not made on such date.

           Each change in the interest rate applicable to the Prime Rate Balance or the LIBOR Balance shall become effective without prior notice to the undersigned automatically as of the opening of business on the date of such change in the Prime Rate or the LIBOR Rate, as the case may be provided, that, the LIBOR Rate shall not change during any applicable LIBOR Interest Period. Interest on this Note shall be calculated on the basis of a 360-day year for the actual number of days outstanding.

           If the Bank determines that deposits in U.S. dollars (in the applicable amounts) are not being offered to the Bank in the interbank eurodollar market selected by the Bank for such LIBOR Interest Period, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining a LIBOR Balance for the applicable LIBOR Interest Period, the Bank shall forthwith give notice thereof to the undersigned, whereupon until the Bank notifies the undersigned that such circumstances no longer exist, (i) the right of the undersigned to select an Interest Option based upon the LIBOR Rate shall be suspended, and (ii) each LIBOR Balance in effect shall thereupon automatically be converted into a Prime Rate Balance in accordance with the provisions hereof. If notice has been given by the Bank to the undersigned requiring a LIBOR Balance to be repaid or converted, then


AMENDED AND RESTATED EQUIPMENT NOTE - Page 3 unless and until the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the only Interest Option available shall be a rate based upon the Prime Rate. If the Bank notifies the undersigned that the circumstances giving rise to such repayment or conversion no longer apply, the undersigned may thereafter select a rate based upon the LIBOR Rate in accordance with the terms of this Note.

           If the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impractical for the Bank to make or maintain a LIBOR Balance, the Bank shall so notify the undersigned and any then-existing LIBOR Balance shall automatically convert to a Prime Rate Balance either (i) on the last day of the then-current LIBOR Interest Period applicable to such LIBOR Balance, if the Bank may lawfully continue to maintain and fund such LIBOR Balance to such day, or (ii) immediately, if the Bank may not lawfully continue to maintain such LIBOR Balance to such day.

           If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject the Bank to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any LIBOR Balance, this Note or the Bank's obligation to compute interest on the principal balance of this Note at a rate based upon the LIBOR Rate, or shall change the basis of taxation of payments to the Bank of the principal of or interest on any LIBOR Balance or any other amounts due under this Note in respect of any LIBOR Balance or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate, or (ii) any governmental authority, central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System) other than as is included above, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank, or shall impose on the Bank (or its eurodollar lending office) or any relevant interbank eurodollar market any other condition affecting any LIBOR Balance, this Note or the Bank's obligation to compute the interest on the balance of this Note at a rate based upon the LIBOR Rate; and the result of any of the foregoing is to increase the cost to the Bank of maintaining any LIBOR Balance, or to reduce the amount of any sum received or receivable by the Bank under this Note by an amount deemed by the Bank to be material, then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. The Bank will promptly notify the undersigned of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this paragraph. A certificate of the Bank claiming compensation under this paragraph and setting


AMENDED AND RESTATED EQUIPMENT NOTE - Page 4 forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

           The undersigned may not repay any LIBOR Balance or convert all or any portion of a LIBOR Balance to a Prime Rate Balance prior to the expiration of the applicable LIBOR Interest Period, unless (i) such repayment or conversion is specifically required by the terms of this Note, (ii) the Bank demands that such repayment or conversion be made, or (iii) the Bank, in its sole discretion, consents to such repayment or conversion. If for any reason any LIBOR Balance is repaid or converted prior to the expiration of the corresponding LIBOR Interest Period, the undersigned shall pay to the Bank on demand any amounts required to compensate the Bank for any losses, costs or expenses which it may incur as a result of such repayment or conversion. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

           The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error. Interest shall accrue and be computed on the principal balance outstanding from time to time hereunder until the same is paid in full.

           This Note is secured by the Collateral described in the Agreement (including, without limitation, all Accounts, Chattel Paper, Documents, Equipment, Fixtures, Real Property, General Intangibles, Goods, Instruments and Inventory of North American Spring & Stamping Corp. (Delaware), Hilite Industries-Texas, Inc., Hilite Industries-Delaware, Inc., and the undersigned), and reference is hereby made to the Agreement for, among other things, the conditions under which this Note may or must be paid in whole or in part prior to its due date. Bank is hereby granted a security interest in all property of the undersigned at any time in the possession of Bank or any Affiliate of Bank (or as to which Bank or any Affiliate of Bank at any time controls possession by documents or otherwise) and in all balances of deposit or other accounts (including, without limitation, an account evidenced by a certificate of deposit).

           If an Event of Default occurs and is not cured within the time, if any, provided for by the Agreement, or the undersigned or any indorser, guarantor or accommodation party (or any of them) fails to pay this Note or any other Indebtedness when due (by demand, upon maturity, upon acceleration or otherwise) then the Bank may at its option and without prior notice to the undersigned or any indorser, guarantor or accommodation party (or any of them) exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given to a secured party under applicable law, including, without limitation, the right to accelerate this Note and any other Indebtedness and the right to sell or liquidate all or any portion of the Collateral, and may set off against the principal of and interest on this Note or against any other Indebtedness (i) any amount owing by Bank to the undersigned, (ii) any property of the undersigned at any time in the possession of Bank or any Affiliate of Bank, and (iii) any amount in any deposit or other account (including, without limitation, an account evidenced by a certificate of deposit) of the undersigned with Bank or any Affiliate of Bank.



AMENDED AND RESTATED EQUIPMENT NOTE - Page 5

           This Note shall bind the undersigned and the undersigned's heirs, personal representatives, successors and assigns.

           If at any time the relevant Contract Rate exceeds the Legal Rate, the interest payable hereunder shall be computed upon the basis of the Legal Rate, but any subsequent reduction in the relevant Contract Rate shall not reduce the applicable interest rate hereunder below the Legal Rate until the aggregate amount of interest accrued and payable hereunder equals the total amount of interest which would have accrued hereunder if the applicable interest rate hereunder had been at all times computed solely on the basis of the relevant Contract Rate.

           No agreements, conditions, provisions or stipulations contained in this Note, or the default of the undersigned, or the exercise by the holder hereof of the right to accelerate the payment or the maturity of principal and interest, or to exercise any option whatsoever contained herein, or in any other agreements between the undersigned and Bank, or the arising of any contingency whatsoever, shall entitle the holder of this Note to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal law as now or as may hereinafter be in effect (the "Legal Rate"). Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the "applicable rate ceiling" in effect from time to time. Article 5069-1D.001 et. seq., Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), as amended or codified. All agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned to pay a rate of interest exceeding the Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate (hereinafter referred to as the "Excess"), the undersigned acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be first applied to reduce the principal then unpaid hereunder; second, applied to reduce any obligation for other Indebtedness of the undersigned to Bank; and third, returned to the undersigned, it being the intention of the parties hereto not to enter at any time into an usurious or other illegal relationship. The undersigned recognizes that such an unintentional result could inadvertently occur. By the execution of this Note, the undersigned covenants that (a) the credit or return of any Excess shall constitute the acceptance by the undersigned of such Excess, and (b) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Bank or any holder hereof based, in whole or in part, upon the charging or receiving of any interest in excess of the Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank or any holder hereof, all interest at any time contracted for, charged or received by Bank or any holder hereof, in connection with this Note, shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Note. For the sole purpose of computing the extent of the Indebtedness and obligations of the undersigned asserted hereunder by Bank or any holder hereof, the figures set forth herein and the provisions hereof shall be automatically recomputed by the undersigned, and by any court considering the same, to give effect to the adjustments or credits required by this paragraph.



AMENDED AND RESTATED EQUIPMENT NOTE - Page 6

           THE UNDERSIGNED AND ALL ACCOMMODATION PARTIES, GUARANTORS AND ENDORSERS, IF ANY, (I) WAIVE DEMAND AND NOTICE OF DEMAND, (II) WAIVE PRESENTMENT, NOTICE OF INTENTION TO DEMAND, PROTEST AND NOTICE OF PROTEST, NOTICE OF DISHONOR, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, AND ALL OTHER NOTICES OTHER THAN AS EXPRESSLY PROVIDED IN THE AGREEMENT, (III) AGREE THAT NO EXTENSION OR INDULGENCE TO THE UNDERSIGNED OR RELEASE OR NON-ENFORCEMENT OF ANY SECURITY, WHETHER WITH OR WITHOUT NOTICE, SHALL AFFECT THE OBLIGATIONS OF ANY ACCOMMODATION PARTY, GUARANTOR OR ENDORSER, AND (IV) AGREE TO REIMBURSE THE HOLDER OF THIS NOTE FOR ANY AND ALL COSTS AND EXPENSES INCURRED IN COLLECTING OR ATTEMPTING TO COLLECT ANY AND ALL PRINCIPAL AND INTEREST UNDER THIS NOTE (INCLUDING, BUT NOT LIMITED TO, COURT COSTS AND REASONABLE ATTORNEYS' FEES, WHETHER IN-HOUSE OR OUTSIDE COUNSEL IS USED AND WHETHER SUCH COSTS AND EXPENSES ARE INCURRED IN FORMAL OR INFORMAL COLLECTION ACTIONS, FEDERAL BANKRUPTCY PROCEEDINGS, APPELLATE PROCEEDINGS, PROBATE PROCEEDINGS, OR OTHERWISE.

           The undersigned, if two or more in number, shall be jointly and severally bound hereunder.

           The indebtedness evidenced by this Note is in amendment, modification and restatement, but not an extinguishment or novation, of the indebtedness evidenced by that certain Equipment Note dated July 21, 1995, in the original principal amount of $13,700,000.00 executed by the Hilite Industries, Inc. and payable to the order of Bank, and the provisions of this Note are in amendment, modification and restatement of the provisions of such note.

           All notices required or permitted under this Note shall be in writing and shall be deemed to have been delivered when delivered in accordance with the provisions of the Agreement.

           IN WITNESS WHEREOF, the undersigned has executed this Note this 30th day of January, 1998.

HILITE INDUSTRIES, INC.,
a Delaware corporation


By:______________________________
       Samuel M. Berry
       President



AMENDED AND RESTATED EQUIPMENT NOTE - Page 7

HILITE INDUSTRIES AUTOMOTIVE, LP,
a Texas limited partnership

By:    HILITE INDUSTRIES-TEXAS, INC.,
     ----------------------------------
       a Delaware corporation,
       as its general partner


       By:______________________________
            Daniel W. Brady
            Chief Executive Officer



DB973560139
012798 v12
333:3134-488


AMENDED AND RESTATED EQUIPMENT NOTE - Page 8

                                                                       EXHIBIT F
                                                                       ---------

                                REAL ESTATE NOTE


$960,000.00                                                        Dallas, Texas

                                                                October 28, 1992

           FOR VALUE RECEIVED, the undersigned promises to pay to the order of COMERICA BANK-TEXAS (the "Bank") at 1909 Woodall Rodgers, Dallas, Texas 75201, the principal sum of Nine Hundred Sixty Thousand and No/100ths Dollars ($960,000.00) in consecutive monthly installments of principal in the amount of Five Thousand Three Hundred Thirty-Three and 34/100ths Dollars ($5,333.34) each, beginning on the first day of the calendar month immediately succeeding the date of disbursement of the Real Estate Loan evidenced by the Note and on the first day of each calendar month thereafter, with all outstanding principal and accrued but unpaid interest due and payable in full on the earlier of (i) November 1, 2007, or (ii) at Bank's sole option, the Termination Date.

           Notwithstanding the foregoing or anything to the contrary in the Agreement (as hereinafter defined), Bank shall have the. sole option, upon the fifth anniversary of the date of disbursement of the Real Estate Loan evidenced by this Note or upon each thereafter occurring anniversary of the date of disbursement of the Real Estate Loan evidenced by this Note (a "Put Date"), to require payment in full of all Indebtedness evidenced by this Note, Bank to exercise this option by giving the undersigned written notice of such election, which written notice must be given by Bank to the undersigned at least 60 days prior to the relevant Put Date. The undersigned hereby agrees and acknowledges that the right of Bank pursuant to the preceding sentence to require payment in full on a Put Date of the Indebtedness evidenced by this Note is a bargained for part of the terms pursuant to which Bank made the Real Estate Loan evidenced by this Note and that exercise of such right by Bank is in no way dependent or conditioned upon Bank believing at such time that the prompt payment of the Indebtedness evidenced by this Note is in any way impaired.

           All capitalized terms used but not defined herein, shall have the meanings given to such terms in that certain Secured Loan Agreement, dated as of December 21, 1990, between the undersigned and Bank (as the same has been renewed, extended, modified and restated and as the same may be further renewed, extended, modified and restated from time to time, the "Agreement").

           This Note is the "Real Estate Note" referred to in the Agreement, and is subject to the terms and provisions thereof, and the holder hereof is entitled to the benefits thereof and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise in respect thereof, all in accordance with the terms thereof.

           The unpaid principal amount of this Note shall bear interest from the date of disbursement of the Real Estate Loan evidenced by this Note (i) until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum equal to the lesser of (a) 1.75% above the Prime Rate


REAL ESTATE NOTE - Page 1

(the "Annual Rate") or (b) the Legal Rate (as hereinafter defined); and (ii) thereafter, at a fluctuating rate per annum equal to the lesser of (a) 3.0% per annum above the Annual Rate (the "Default Rate") or (b) the Legal Rate (the Annual Rate and the Default Rate, whichever is in effect at any particular time, being hereinafter referred to as the "Contract Rate"). Interest shall be payable to the extent accrued on the first day of each consecutive calendar month, beginning November 1, 1992, until maturity (whether by acceleration or otherwise) and from and after such maturity, on demand. The rate of interest applicable to this Note shall change as and when the Prime Rate changes. Interest hereunder shall be calculated on the basis of a 360-day year for the actual number of days outstanding. If at any time the relevant Contract Rate exceeds the Legal Rate, the interest payable hereunder shall be computed upon the basis of the Legal Rate, but any subsequent reduction in the relevant Contract Rate shall not reduce the applicable interest rate hereunder below the Legal Rate until the aggregate amount of interest accrued and payable hereunder equals the total amount of interest which would have accrued hereunder if the applicable interest rate hereunder had been at all times computed solely on the basis of the relevant Contract Rate. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error.

           This Note is secured by the Collateral described in the Agreement (including, without limitation, all Real Property, Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments and inventory of the undersigned), and reference is hereby made to the Agreement for, among other things, the conditions under which this Note may or must be paid in whole or in part prior to its due date or its due date accelerated. Bank is hereby granted a security interest in all property of the undersigned at any time in the possession of Bank or any Affiliate of Bank (or as to which Bank or any Affiliate of Bank at any time controls possession by documents or otherwise) and in all balances of deposit or other accounts (including without limit an account evidenced by a certificate of deposit) of the undersigned from time to time with Bank or any Affiliate of Bank.

           If an Event of Default occurs and is not cured within the time, if any, provided for by the Agreement, Bank may exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given to a secured party under applicable law, including without limit the right to accelerate this Note and any other indebtedness, and may set off against the principal of and interest on this Note or against any other Indebtedness (i) any amount owing by Bank to the undersigned, (ii) any property of the undersigned at any time in the possession of Bank or any Affiliate of Bank, and (iii) any amount in any deposit or other account (including without limit an account evidenced by a certificate of deposit) of the undersigned with Bank or any Affiliate of Bank.

           The undersigned and all accommodation parties, guarantors and endorsers (i) waive presentment, demand, protest and notice of protest, notice of dishonor, notice of intention to accelerate, notice of acceleration, and all other notices other than as expressly provided in the Agreement, (ii) agree that no extension or indulgence to the undersigned or release or non-enforcement of any security, whether with or without notice, shall affect the obligations of any accommodation party, guarantor or endorser, and (iii) agree to reimburse the holder of this


REAL ESTATE NOTE - Page 2

Note for any and all costs and expenses incurred in collecting or attempting to collect any and all principal and interest under this Note (including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise).

           No agreements, conditions, provisions or stipulations contained in this Note, or the default of the undersigned, or the exercise by the holder hereof of the right to accelerate the payment or the maturity of principal and interest, or to exercise any option whatsoever contained herein, or in any other agreements between the undersigned and Bank, or the arising of any contingency whatsoever, shall entitle the holder of this Note to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal law as now or as may hereinafter be in effect, including, as to article 5069-1.04 Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" (the "Legal Rate") and in no event shall the undersigned be obligated to pay interest exceeding such Legal Rate; and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned to pay a rate of interest exceeding the Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate (the "Excess"), the undersigned acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be first applied to reduce the principal then unpaid hereunder; second, applied to reduce any obligation for other indebtedness of the undersigned to Bank; and third, returned to the undersigned, it being the intention of the parties hereto not to enter at any time into an usurious or other illegal relationship. The undersigned recognizes that such an unintentional result could inadvertently occur. By the execution of this Note, the undersigned covenants that (i) the credit or return of any Excess shall constitute the acceptance by the undersigned of such Excess, and (ii) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Bank or any holder hereof based, in whole or in part, upon the charging or receiving of any interest in excess of the Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank or any holder hereof, all interest at any time contracted for, charged or received by Bank or any holder hereof, in connection with this Note, shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Note. For the sole purpose of computing the extent of the Indebtedness and obligations of the undersigned asserted hereunder by Bank or any holder hereof, the figures set forth herein and the provisions hereof shall be automatically recomputed by the undersigned, and by any court considering the same, to give effect to the adjustments or credits required by this paragraph.

           This Note shall be construed under and governed by the laws of the State of Texas and applicable federal law.



REAL ESTATE NOTE - Page 3

           IN WITNESS WHEREOF, the undersigned has executed this Note as of the 28th day of October, 1992, to be effective as of the date of disbursement of the Real Estate Loan evidenced by this Note.

Hilite Industries, Inc.


By:______________________
Its:_____________________



DB973560117
122297 v2
333:3134-488


REAL ESTATE NOTE - Page 4

                                                                       EXHIBIT G
                                                                       ---------

                         TELEPHONE NOTICE AUTHORIZATION

                                                           January 30, 1998

Comerica Bank-Texas
4100 Spring Valley
Spring Valley at Midway
Dallas, Texas  75244

Gentlemen:

We hereby confirm borrowing arrangements made with you as described in this letter. Pursuant to and subject to the terms of the FIFTH AMENDED AND RESTATED REVOLVING CREDIT NOTE (the "NOTE") and the Second Amended and Restated Secured Loan Agreement ("Agreement"), both dated January 30, 1998 executed and delivered by us to you, you have agree until notice to the contrary to us, that, upon our advice to you by telephone from time to time that we wish to borrow money under the NOTE, you will lend and forthwith credit such sums of money as requested to account number with you.

You may rely on the giving to you of the Security Code listed below as proof that the caller is authorized to make such borrowings on our behalf.

We acknowledge that all our borrowings under the NOTE may at our election, but subject to the terms of the Agreement, be repaid upon our advice to you to do so by telephone (together with the Security Code listed below). Repayment may be effected (in whole or in part) by debiting the above mentioned account. Of course, we acknowledge that we remain fully responsible for any amounts outstanding under the NOTE if our accounts with you are insufficient for the repayment of the NOTE. We recognize that all requests for payments are to be against collected funds.

We acknowledge that the methods of borrowing and repayment set forth in this letter are for our convenience and, therefore, agree that you shall have no liability whatsoever to us arising out of your administration and servicing of the loans under the NOTE or our borrowings and repayments thereunder (excepting only those arising solely out of your willful misconduct) and all such risks and liabilities whatsoever are assumed and accepted by us. Without limitation of the foregoing, we acknowledge that we have been advised to protect and safeguard the Security Code contained herein, so as to permit its use only for purposes intended by us and to prevent any loss or damage to us from such use. We assume any losses or damages whatsoever which may occur or arise out of our failure to protect and safeguard the Security Code.

Security Code:                                 Very truly yours,

Comerica Bank-Texas   Date:_____________       HILITE INDUSTRIES, INC.
(214) 818-2118


By:______________________________              By:______________________________
       J. Michael Park                                Samuel M. Berry
       Vice President                                 President


HILITE INDUSTRIES AUTOMOTIVE, LP,
a Texas limited partnership

By:    HILITE INDUSTRIES-TEXAS, INC.,
     ------------------------------------
       a Delaware corporation,
       as its general partner


       By:_______________________________
            Daniel W. Brady
            Chief Executive Officer

                          SECURITY CODE AUTHORIZATIONS

The following persons are authorized to use the Security Code for requesting loan advances and paydowns:


______________________________               __________________________________
           (Print Name)                                 (Print Name)


______________________________               __________________________________
           (Title)                                       (Title)


______________________________               __________________________________
           (Signature)                                 (Signature)



______________________________               __________________________________
           (Print Name)                                 (Print Name)


______________________________               __________________________________
           (Title)                                       (Title)


______________________________               __________________________________
           (Signature)                                 (Signature)



A change in authorities will require another form to be completed containing current information.

Comerica Bank-Texas
P.O. Box 650282
Dallas, Texas  75265-9979

Attn:      J. Michael Park
Mail Code - 6528


DB973630079
012798 v6
333:3134-488

                                    GUARANTY
                                      (HTX)

COMERICA BANK-TEXAS

           The undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank-Texas (hereinafter called the "Bank"), and to the Bank's successors and assigns, payment when due, whether by acceleration or otherwise, of all existing and future indebtedness to the Bank of


                           HILITE INDUSTRIES, INC. AND
                        HILITE INDUSTRIES AUTOMOTIVE, LP

and also of any debtor-in-possession or trustee in bankruptcy ,which succeeds to the interests of said party or person (jointly and severally hereinafter called the "Customer"), for principal of and interest (including interest accruing at the rates provided for in the Loan Agreement (as defined below) after the commencement of a bankruptcy) on all loans and other extensions of credit under, and all expenses, fees, reimbursements, indemnities and other amounts owing pursuant to that certain Second Amended and Restated Secured Loan Agreement, dated as of the date hereof, executed by Hilite Industries, Inc., Hilite Industries Automotive, LP and Bank (as amended, renewed, extended and restated from time to time with the consent of the undersigned, the "Loan Agreement"), together with all other indebtedness, liabilities and obligations of Customer to Bank, howsoever such indebtedness, liabilities and other obligations have been or may be incurred or evidenced, whether absolute or contingent, direct or indirect, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred (all of which, together with all costs of collection thereof, including, without limitation, reasonable attorney fees, is hereinafter collectively called the "Indebtedness").

           The Indebtedness guaranteed includes, but is not limited to: (a) any and all direct indebtedness of the Customer to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Customer to the Bank arising under any guaranty wherein the Customer has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Customer to the Bank arising from applications or agreements for the issuance of letters of credit; (d) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including but not limited to amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (e) all interest and all costs of collecting Indebtedness, including without limitation reasonable attorney fees.

           The undersigned waive(s) notice of acceptance of this Guaranty, and presentment, demand, protest, notice of protest, notice of default and diligence in collecting any Indebtedness, and agree(s) that the Bank may modify the terms of borrowing, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any part or all of any Indebtedness, or permit the Customer to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Customer or any other person or any security. No invalidity, irregularity or unenforceability by reason of any bankruptcy, insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Indebtedness shall impair, affect or be a defense to the obligations of' the undersigned under this Guaranty.

           The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of the financial condition of the Customer and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Customer's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned hereby waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or hereafter known by the Bank, whether relating to the operations or condition of the Customer, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon the undersigned's risk hereunder or the undersigned's rights against the Customer. The undersigned knowingly accept(s) the full range of risk encompassed in this contract of Guaranty, which risk includes, but is not limited to, the possibility that the Customer may incur Indebtedness to the Bank after the financial condition of the Customer, or its ability to pay its debts as they mature, has deteriorated.

           The undersigned grant(s) to the Bank a security interest in and right of setoff with respect to any and all property of the undersigned now or hereafter in the possession of the Bank. The undersigned hereby subordinate(s) any claim of any nature whatsoever that the undersigned now or hereafter has
(have) against the Customer to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or hereafter may have against the Customer without the prior written consent of the Bank. The undersigned further hereby assign(s) to the Bank as collateral security for the obligations of the undersigned hereunder all claims of any nature whatsoever that the undersigned now or hereafter has (have) against the Customer with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce such claims.

           The undersigned agree(s) that no security now or hereafter held by the Bank for the payment of any Indebtedness, whether from the Customer, any guarantor or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guarantee indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any such security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset or assets, whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon assets in which the Bank has a lien or security interest for payment of the Indebtedness.

           Until such time as the Indebtedness shall be indefeasibly paid in full, the undersigned hereby waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or hereafter held by the Bank for the Indebtedness. Until such time as the Indebtedness shall be indefeasibly paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Customer. The Bank shall have no duty to enforce or protect any rights which the undersigned may have against the Customer, and the undersigned assume(s) full responsibility, for enforcing and protecting any such rights.

           If the Indebtedness or any portion thereof is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of such guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and thereafter without notice to any other guarantor, the Bank may extend or renew any part or all of any Indebtedness and may permit the Customer to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). Such action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

           The undersigned guarantor may terminate the obligation of this Guaranty as to future Indebtedness by delivering written notice to an officer of the Bank and receiving from an officer of the Bank written acknowledgment of such delivery, such termination to be effective at the opening of business on the fifteenth (15th) day following such written acknowledgment of delivery. Any such termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not such termination is known to said remaining guarantor(s), nor shall termination affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness, existing at the date of termination or any Indebtedness created thereafter pursuant to any commitment of the Bank existing at the date of termination, or any extensions or renewals of any such Indebtedness, whether in whole or in part, and as to all such Indebtedness and extensions or renewals thereof, this Guaranty shall continue effective until the same shall have been fully paid with interest. The Bank shall have no duty to give notice of such termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including without limitation reasonable attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Customer loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

           If after receipt of any payment of all or any part of the Indebtedness, the Bank is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason, then to the extent of that payment, the Indebtedness shall be revived and the obligations under this Guaranty shall be continued in effect without reduction or discharge for that payment, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Bank in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Bank's rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

           No agreements, conditions, provisions or stipulations contained in this Guaranty or any other instrument, document or agreement between Customer and Bank or default of Customer, or the exercise by Bank of the right to accelerate the payment of the maturity of principal and interest or to exercise any option whatsoever contained in this Guarantee or any other agreement between Customer and Bank, or the arising of any contingency whatsoever, shall entitle Bank to collect, in any event, interest exceeding the Legal Rate and in no event shall the undersigned or Customer be obligated to pay interest exceeding such Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the undersigned or Customer to pay a rate of interest exceeding the Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Legal Rate. In the event any interest is charged in excess of the Legal Rate ("Excess"), each of the undersigned acknowledges and stipulates that any such charge shall be the result of an accident and bona fide error, and such Excess shall be, first, applied to reduce the principal then unpaid hereunder; second, applied to reduce the Indebtedness; and third, returned to Customer, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Each of the undersigned recognizes that with fluctuations in the Prime Rate and the Legal Rate, such an unintentional result could inadvertently occur. By the execution of this Guaranty, each of the undersigned covenants that (a) the credit or return of any Excess shall constitute the acceptance of the undersigned of such Excess, and (b) the undersigned shall not seek or pursue any other remedy, legal or equitable, against Bank, based in whole or in part upon the charging or receiving of any interest in excess of the maximum authorized by applicable law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank, all interest at any time contracted for, charged or received by Bank in connection with this Guaranty shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Guaranty.

           ADDITIONAL PROVISIONS: It is expressly agreed that, for so long as this Guaranty, is in effect, (a) the undersigned will furnish to Bank, consolidated annual financial statements of the undersigned and the customer not later than 90 days after the close of each fiscal year of the undersigned and consolidated monthly financial statements of the undersigned and the customer not later than 20 days after the close of each calendar month in form reasonably satisfactory to

Bank and certified by the chief executive officer or chief financial officer of the undersigned; and (b) the undersigned hereby makes all of the representations and warranties and agrees to all of the covenants of Customer set forth in the Loan Agreement that refer to the undersigned, with the same force and effect as representations, warranties and covenants of the undersigned as though the same were set forth in their entirety herein. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of the undersigned hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render the undersigned's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the Fraudulent Transfer Laws"), after giving effect to all other liabilities of the undersigned, contingent or otherwise, that are relevant under the Fraudulent Transfer laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer laws) of any rights to subrogation or contribution of the undersigned pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among the undersigned and other affiliates of Customer of obligations under guaranties by such parties.

           THE UNDERSIGNED HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES -- CONSUMER PROTECTION ACT, SECTION 17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF THE UNDERSIGNED'S OWN SELECTION, THE UNDERSIGNED VOLUNTARILY CONSENTS TO THIS WAIVER. THE UNDERSIGNED EXPRESSLY WARRANTS AND REPRESENTS THAT THE UNDERSIGNED (A) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (B) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY.

           The total obligation under this Guaranty shall be UNLIMITED unless otherwise indicated in the Additional Provisions of this Guaranty, and such obligation (whether unlimited or limited to the extent indicated in the Additional Provisions) shall include in addition to any limited amount any and all interest thereon, and all costs and expenses including, but not limited to, reasonable attorney fees incurred in enforcing any of the duties and obligations of the undersigned under this Guaranty. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs, and expenses of both in-house and outside counsel, whether or not suit is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy proceeding or otherwise.

           This Guaranty is secured by the Collateral described in the Loan Agreement and the other Loan Documents (as defined on the Loan Agreement) (including, without limitation, all Accounts, Chattel Paper, Documents, Equipment, Fixtures, Real Property, General Intangibles, Goods, Instruments and Inventory of the undersigned (as each such term is defined in the Loan Agreement)).

           This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter hereof. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then such waiver, consent, modification or change shall be effective only, in the specific instance and for the specific purpose given. This Guaranty shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limiting the generality of the foregoing, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Customer, and the undersigned acknowledge(s) that the terms hereof are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

           THE UNDERSIGNED WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR CLAIM ARISING OUT OF THIS GUARANTY.

           In witness whereof the undersigned has signed this Guaranty on January 30, 1998.

                                         HILITE INDUSTRIES-TEXAS, INC.



                                         By:___________________________
                                             Daniel W. Brady,
                                             Chief Executive Officer

db980070154
012798 v8
333:3134-488

                                  SCHEDULE 5.5

                                 PERMITTED LIENS


A.             Borrowers

               (i) Purchase money security interests, none of which individually exceeds $25,000 and all of which in the aggregate do not exceed $250,000.

B.             NASS

               (i) Liens for taxes or assessments or other governmental charges or levies, either not yet due and payable or to the extent that non-payment thereof is permitted by the terms of the Agreement.

               (ii) Pledges or deposits (provided that any current asset so pledged or deposited is included on the Company's balance sheet within a line item denoted as a "pledged" asset or with a similar title) securing obligations (all of which are reflected in the ordinary course as liabilities on the Company's balance sheet) under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation.

               (iii) Pledges or deposits (provided that any current asset so pledged or deposited is included on the Company's balance sheet within a line item denoted as a "pledged" asset or with a similar title) securing bids, tenders, contracts (other than contracts for the payment of money), or leases to which the Company is a party as lessee, made in the ordinary course of business.

               (iv) Deposits (provided that any current asset so pledged or deposited is included on the Company's balance sheet within a line item denoted as a "Pledged" asset or with a similar title) securing public or statutory obligations (all of which are reflected in the ordinary course as liabilities on the Company's balance sheet) of the Company.

               (v) Workers', mechanics', suppliers', carriers', warehousemen's or other similar liens arising in the ordinary course of business and securing obligations (all of which are reflected in the ordinary course as liabilities on the Company's balance sheet) aggregating not in excess of $25,000.00, not yet due and payable.

               (vi) Deposits (provided that any current asset so pledged or deposited is included on the Company's balance sheet within a line item denoted as a "pledged" asset or with a similar title) securing or in lieu of surety, appeal or customs bonds in proceedings to which the Company is a party,

               (vii) Exceptions set forth on Schedule B in Commitment for Title Insurance Policy No. 7569028 dated July 21, 1995 issued by Chicago Title Insurance
                              Company, as well as zoning restrictions, easements, licenses or other restrictions on the use of Real Property or other minor irregularities in 'title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such Real Property, leases or leasehold estates.

               (viii) Liens held by Yale Financial Services, Inc. on all equipment leased by them to the Company, which is comprised of forklifts, and all accessions, additions, replacements and substitutions thereto and therefor, and all proceeds (including insurance proceeds) thereof.

               (ix) Liens held by The old Second National Bank of Aurora on: (a) No. 35 Baird Multislide with three
                              (3) extra die heads, serial number 35-90, (b) No. 35 Baird Multislide with two (2) die heads and a power reel, serial number 16272, (C) Hitachi Model 406P wire EDM machine, serial number D410046004, and (d) Cleaning System Model Formula II and WTS Westek, invoice number 0121191-1, leased to the Company by J.M. & A. Leasing Inc.

               (x) Liens Lien held by J-M Engineering Co. on No. 35 Baird Multislide, serial number MT104-10.

C.             HDE

               None.

D.             HTX

               None

                                  SCHEDULE 5.11

                                  INDEBTEDNESS


A.          Borrowers

            None.


B.          NASS

            None.

C.          HDE

            None.

D.          HTX

            None

                                  SCHEDULE 5.12

                               MATERIAL AGREEMENTS


A.             Borrowers

               1.             1993 Stock Option Plan of Hilite Industries, Inc.

               2. Employment Agreement dated July 1, 1993 between Hilite Industries, Inc. and Samuel M. Berry.

               3. Management Contract between Hilite Industries, Inc. and Lineberger & Co. dated July 1, 1996.

               4.             Lease Agreement  between Hilite  Industries,  Inc.
                              and Roger C. Hunsacker d/b/a Hunsacker Properties dated September 2, 1993.

               5.             Lease Agreement  between Hilite  Industries,  Inc.
                              and Leonard Properties dated August, 1992 and Amendment No. 1 thereto.

               6. Secured Loan Agreement between Hilite Industries, Inc. and the Bank dated December 21, 1990 (the "Loan Agreement").

               7.             Amendment  to Loan  Agreement  dated  January  31,
                              1992.

               8.             Second  Amendment to Loan Agreement  dated October
                              28, 1992.

               9.             Third  Amendment to Loan Agreement  dated November
                              11, 1993.

               10.            Fourth  Amendment to Loan Agreement dated February
                              15, 1994.

               11. Amended and Restated Secured Loan Agreement dated July 21, 1995.

               12.            Fifth Amendment to Loan Agreement dated July 1997.

               13.            Underwriting  Agreement  among Hilite  Industries,
                              Inc.,   Fahnestock   &  Co.   and  First   Hanover
                              Securities, Inc., dated January 24, 1994.

               14. Union Contract Agreement between Pitts Division of Hilite Industries, Inc. and the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers, AFL-CIO, dated September 21, 1997.

               15. Company Proposed Collective Bargaining Agreement between Surfaces Division of Hilite Industries, Inc. and the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers, AFL-CIO, dated May 21, 1996.

B.             NASS

               1. Employment Agreements, dated July 21, 1995, between the Guarantor and each of Michael L. McKee, Donald P. Degenhardt and Robert S. Johnson.

C.             HDE

               None.

D.             HTX

               None

                                  SCHEDULE 8.2
                              ENVIRONMENTAL MATTERS

A.          Borrowers
            None.

B.          NASS

            1. Paint solvent is used at the 345 Criss Circle, Elk Grove Village facility, and has either been recycled or disposed of at an off-site facility. Recycling is conducted on the premises by licensed companies that process the used solvent into sludge and reusable solvent. The sludge is then hauled away by the companies and properly disposed.

            The following companies perform the recycling and transportation services for the Company:


Name                            Licenses
----                            --------
Solvent Systems                 U.S. EPA I.D. #ILD984832006
International, Inc.             State transporters I.D. #2604
339 West River Road
Elgin, Illinois 60123

J.B. Hunt Special               U.S. EPA I.D. #ARD981908551
Commodities Inc.                State transporters I.D. #3091
P.O. Box 130
Lowell, Arkansas 72745




            The following company operates the disposal facility where the Company's waste is disposed:


Name                                        Licenses
----                                        --------
Environmental Services of America-In        U.S. EPA I.D. #ILD980590947
604 South Scott Street
South Bend, Indiana 46601

                        Hazardous  materials  shipped  by the  Company  from the
            facility at 345 Criss Circle, Elk Grove Village, are referred to in the manifest history, which was previously delivered to Buyer.

            2. One (1) Underground Storage Tank was removed at the 34.5 Criss Circle, Elk Grove Village facility. The Illinois Environmental Protection Agency determined in 1992 that no further remediation of the area is necessary.

            3. In 1990, a discharge of condensate from a compressor resulted in a small oil spill at the 345 Criss Circle, Elk Grove Village facility. Remediation was conducted and approved by the Metropolitan Water Reclamation District of Greater Chicago.

            4. In 1991, asbestos-containing insulation was discovered in the Kentucky facility. The asbestos was removed by a certified asbestos abatement specialist.

C.          HDE

            None.

D.          HTX

            None